Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	GIGM
Entity Registrant Name	GIGAMEDIA LTD
Entity Central Index Key	0001105101
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	50,719,976

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS
Cash and cash equivalents (Note 11)	$ 63,997	$ 70,989
Marketable securities-current (Note 12)	42,347	3,553
Accounts receivable-net (Note 13)	6,451	9,506
Prepaid expenses	1,574	1,996
Restricted cash (Note 17)	3,000	5,000
Other current assets (Notes 14 and 25)	1,551	2,044
Total Current Assets	118,920	93,088
Marketable securities-noncurrent (Note 15)	7,084	33,389
Investments (Note 16)	8,315	66,774
PROPERTY, PLANT AND EQUIPMENT
Land and buildings	1,237	1,286
Information and communication equipment	7,651	5,892
Office furniture and fixtures	928	907
Leasehold improvements	1,781	2,133
Other	336	1,073
Property, Plant and Equipment, Gross, Total	11,933	11,291
Less: Accumulated depreciation	(7,645)	(5,990)
Property, Plant and Equipment, Net, Total	4,288	5,301
GOODWILL (Note 7)	28,437	39,493
INTANGIBLE ASSETS-NET (Note 8)	15,534	19,769
OTHER ASSETS
Refundable deposits	1,777	2,163
Prepaid licensing and royalty fees (Notes 9 and 27)	7,103	4,214
Other	248	3,398
Total Other Assets	9,128	9,775
TOTAL ASSETS	191,706	267,589
CURRENT LIABILITIES
Accounts payable	1,831	4,305
Accrued compensation	2,100	4,239
Accrued expenses (Note 18)	10,634	10,986
Short-term borrowings (Notes 17 and 26)	11,774	12,413
Other current liabilities (Note 19)	9,319	11,350
Total Current Liabilities	35,658	43,293
OTHER LIABILITIES
Accrued pension liabilities (Note 20)	171	44
Other (Notes 21 and 25)	1,015	7,686
Total Other Liabilities	1,186	7,730
Total Liabilities	36,844	51,023
COMMITMENTS AND CONTINGENCIES (Notes 27 and 28)
SUBSIDIARY PREFERRED SHARES (Note 22)
Par value $1, redeemable; convertible; issued and outstanding 2,018 thousand shares on December 31, 2010 and 2011	1,786	1,465
GigaMedia Shareholders' Equity:
Common shares, no par value, and additional paid-in capital; issued and outstanding 56,263 thousand and 50,720 thousand shares on December 31, 2010 and 2011	304,672	309,332
Accumulated deficit	(162,951)	(91,739)
Accumulated other comprehensive (loss) income	14,351	(72)
Total GigaMedia shareholders' equity	156,072	217,521
Noncontrolling interest	(2,996)	(2,420)
Total Equity	153,076	215,101
TOTAL LIABILITIES AND EQUITY	$ 191,706	$ 267,589

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Preferred redeemable convertible shares, par value	$ 1	$ 1
Preferred redeemable convertible shares, issued	2,018	2,018
Preferred redeemable convertible shares, outstanding	2,018	2,018
Common shares, no par value
Common shares, issued	50,720	56,263
Common shares, outstanding	50,720	56,263

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
OPERATING REVENUES
Sales Revenue Net	$ 34,395	$ 64,682	$ 159,581
OPERATING COSTS
Cost of goods and services sold	(15,309)	(21,113)	(36,887)
GROSS PROFIT	19,086	43,569	122,694
OPERATING EXPENSES
Product development and engineering expenses	(2,001)	(7,301)	(14,195)
Selling and marketing expenses	(10,685)	(21,589)	(79,421)
General and administrative expenses	(20,393)	(31,780)	(29,692)
Bad debt expenses (Notes 13 and 14)	(1,820)	(1,639)	(1,092)
Impairment loss on property, plant and equipment (Note 10)		(278)	(1,250)
Impairment loss on goodwill (Notes 7 and 10)	(5,097)	(2,255)	(14,103)
Impairment loss on prepaid licensing fees and intangible assets (Note 10)	(3,202)	(2,200)	(23,002)
Impairment loss on deconsolidation of T2CN (Notes 5 and 10)		(22,234)
Other		(1,989)
Operating Expenses	(43,198)	(91,265)	(162,755)
LOSS FROM OPERATIONS	(24,112)	(47,696)	(40,061)
NON-OPERATING INCOME (EXPENSES)
Interest income	767	956	432
Gain on sales of marketable securities	6,299
Interest expense	(426)	(370)	(390)
Foreign exchange gain (loss)	(426)	(606)	168
Loss on disposal of property, plant and equipment	(49)	(125)	(31)
Loss on equity method investments - net (Note 16)	(47,869)	(20,770)	(87)
Impairment loss on marketable securities and investments (Note 10)	(13,327)	(4,677)	(15,743)
Recovery of loss on termination of third-party contract (Notes 4 and 10)	2,012
Gain on fair value changes of warrant derivative (Note 10)		2,595
Other	517	221	127
Nonoperating Income (Expense)	(47,763)	56,364	(15,524)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(71,875)	8,668	(55,585)
INCOME TAX (EXPENSE) BENEFIT (Note 25)	245	(7,260)	(517)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(71,630)	1,408	(56,102)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS - NET OF TAX	52	(128)	222
NET INCOME (LOSS)	(71,578)	1,280	(55,880)
LESS: NET LOSS ATTRIBUTABLE TO THE NONCONTROLLING INTEREST AND SUBSIDIARY PREFERRED SHARES	366	1,370	6,795
NET INCOME (LOSS) ATTRIBUTABLE TO GIGAMEDIA	(71,212)	2,650	(49,085)
NET INCOME (LOSS) ATTRIBUTABLE TO GIGAMEDIA:
Income (loss) from continuing operations - net of tax	(71,264)	2,778	(49,307)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS - NET OF TAX	52	(128)	222
NET INCOME (LOSS) ATTRIBUTABLE TO GIGAMEDIA	(71,212)	2,650	(49,085)
Basic:
Income (loss) from continuing operations	$ (1.31)	$ 0.05	$ (0.9)
Income (loss) from discontinued operations
Net income (loss)	$ (1.31)	$ 0.05	$ (0.9)
Diluted:
Income (loss) from continuing operations	$ (1.31)	$ 0.04	$ (0.9)
Income (loss) from discontinued operations
Net income (loss)	$ (1.31)	$ 0.04	$ (0.9)
WEIGHTED AVERAGE SHARES USED TO COMPUTE NET INCOME (LOSS) PER SHARE ATTRIBUTABLE TO GIGAMEDIA (Note 2)
Basic	54,268	55,834	54,524
Diluted	54,268	59,291	54,524
Gaming Software and Service
OPERATING REVENUES
Sales Revenue Net		25,820	112,694
OPERATING COSTS
Cost of goods and services sold		(4,010)	(20,102)
Asian Online Game and Service
OPERATING REVENUES
Sales Revenue Net	34,395	38,862	46,887
OPERATING COSTS
Cost of goods and services sold	(15,309)	(17,103)	(16,785)
T2CN
NON-OPERATING INCOME (EXPENSES)
Gain on deconsolidation	4,739
Gaming software and service business
NON-OPERATING INCOME (EXPENSES)
Gain on deconsolidation		$ 79,140

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net income (loss)	$ (71,578)	$ 1,280	$ (55,880)
OTHER COMPREHENSIVE INCOME-NET OF TAX:
Unrealized gain on marketable securities	16,167	21,789	67
Defined benefit pension plan adjustment	69	31	(68)
Foreign currency translation adjustments	(1,813)	4,756	1,003
Deconsolidation of T2CN		(1,311)
Other Comprehensive Income (Loss), Net of Tax, Total	14,423	25,265	1,002
COMPREHENSIVE INCOME (LOSS)	(57,155)	26,545	(54,878)
COMPREHENSIVE LOSS ATTRIBUTABLE TO THE NONCONTROLLING INTEREST AND SUBSIDIARY PREFERRED SHARES	366	1,278	6,809
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO GIGAMEDIA	$ (56,789)	$ 27,823	$ (48,069)

CONSOLIDATED STATEMENTS OF EQUITY (USD $) In Thousands, unless otherwise specified	Total	Infocomm Asia Holdings Pte Ltd	Ultra Internet Media, SA	Common shares and additional paid-in capital	Common shares and additional paid-in capital Infocomm Asia Holdings Pte Ltd	Common shares and additional paid-in capital Ultra Internet Media, SA	Accumulated deficit	Accumulated other comprehensive income (loss)	Noncontrolling interest	Noncontrolling interest Infocomm Asia Holdings Pte Ltd	Noncontrolling interest Ultra Internet Media, SA
Balance at Dec. 31, 2008	$ 237,076			$ 300,021			$ (45,304)	$ (26,261)	$ 8,620
Balance (in shares) at Dec. 31, 2008				54,365
Issuance of common shares from exercise of stock options and RSUs				630
Issuance of common shares from exercise of stock options and RSUs	1,320			1,320
Stock-based compensation	3,277			3,150					127
Purchase of T2CN common shares from noncontrolling interest in 2009 and One Net's interest in 2011	(285)			(112)					(173)
Cash dividend to noncontrolling interest shareholders of variable interest entity	(150)								(150)
Net income (loss)	(55,880)						(49,085)		(6,795)
Components of other comprehensive income (loss):
Change in unrealized gain (loss) on marketable securities	67							67
Defined benefit pension plan adjustment	(68)							(68)
Foreign currency translation adjustments	1,003							1,017	(14)
COMPREHENSIVE INCOME (LOSS)	(54,878)
Balance at Dec. 31, 2009	186,360			304,379			(94,389)	(25,245)	1,615
Balance (in shares) at Dec. 31, 2009				54,995
Issuance of common shares from exercise of stock options and RSUs				402
Issuance of common shares from exercise of stock options and RSUs	174			174
Stock-based compensation	3,014			2,961					53
Acquisition of business (in shares)					866
Acquisition of business		3,384	(400)		2,192	178				1,192	(578)
Deconsolidation of T2CN (Note 5)	(3,828)			(552)					(3,276)
Cumulative dividend to subsidiary preferred shares (Note 22)	(148)								(148)
Net income (loss)	1,280						2,650		(1,370)
Components of other comprehensive income (loss):
Change in unrealized gain (loss) on marketable securities	21,789							21,789
Defined benefit pension plan adjustment	31							31
Foreign currency translation adjustments	4,756							4,744	12
Deconsolidation of T2CN (Note 5)	(1,311)							(1,391)	80
COMPREHENSIVE INCOME (LOSS)	26,545
Balance at Dec. 31, 2010	215,101			309,332			(91,739)	(72)	(2,420)
Balance (in shares) at Dec. 31, 2010				56,263
Issuance of common shares from exercise of stock options and RSUs				79
Stock-based compensation	1,165			1,165
Purchase of T2CN common shares from noncontrolling interest in 2009 and One Net's interest in 2011	111								111
Share repurchase and retirement of common shares (Note 23)(in shares)				(5,622)
Share repurchase and retirement of common shares (Note 23)	(5,825)			(5,825)
Cumulative dividend to subsidiary preferred shares (Note 22)	(321)								(321)
Net income (loss)	(71,578)						(71,212)		(366)
Components of other comprehensive income (loss):
Change in unrealized gain (loss) on marketable securities	16,167							16,167
Defined benefit pension plan adjustment	69							69
Foreign currency translation adjustments	(1,813)							(1,813)
COMPREHENSIVE INCOME (LOSS)	(57,155)
Balance at Dec. 31, 2011	$ 153,076			$ 304,672			$ (162,951)	$ 14,351	$ (2,996)
Balance (in shares) at Dec. 31, 2011				50,720

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ (71,578)	$ 1,280	$ (55,880)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	2,080	2,092	4,358
Amortization	2,314	2,779	5,219
Stock-based compensation	1,165	3,014	3,277
Impairment loss on property, plant and equipment		278	1,250
Impairment loss on goodwill	5,097	2,255	14,103
Impairment loss on prepaid licensing fees and intangible assets	3,202	2,200	23,002
Provision for bad debt expenses	1,820	1,639	1,092
Loss on disposal of property, plant and equipment	49	125	31
Gain on sales of marketable securities	(6,299)
Loss on equity method investments	47,869	20,770	87
Impairment loss on marketable securities and investments	13,327	4,677	15,743
Impairment loss on deconsolidation of T2CN		22,234
Gain on cancellation of warrant liabilities	(665)
Gain on fair value changes of warrant derivative		(2,595)
Other	200	(125)	25
Net changes in operating assets and liabilities, net of business acquisitions and divestitures:
Accounts receivable	(153)	3,263	(5,015)
Prepaid expenses	871	(2,992)	1,061
Other current assets	865	2,215	(553)
Accounts payable	(336)	1,867	(298)
Accrued expenses	(452)	3,519	2,243
Accrued compensation	(2,139)	1,667	386
Player account balances		229	2,187
Other current liabilities	(1,334)	4,568	1,500
Accrued pension liabilities	128	(39)	(25)
Prepaid licensing and royalty fees	(3,379)	(3,855)	(4,216)
Other	(361)	(847)	(941)
Net cash provided by (used in) operating activities	(12,448)	(8,922)	8,636
CASH FLOWS FROM INVESTING ACTIVITIES:
Decrease (increase) in restricted cash	2,000	(4,068)	187
Cash dividends received from equity method investees	1,907	945
Proceeds from disposal of marketable securities	9,899
Divestiture of business, net of cash transferred	4,739		1,006
Purchase of property, plant and equipment	(768)	(3,784)	(5,761)
Proceeds from disposal of property, plant and equipment	117	119	17
Proceeds from disposal of gaming software and service business, net of transaction costs		85,669
Purchase of marketable securities		(1,500)	(7,052)
Purchase of investments		(5,261)	(2,612)
Purchase of intangible assets	(1,274)	(2,317)	(8,807)
Acquisitions, net of cash acquired	11	(5,831)	(285)
Advances to equity investees	(5,243)	(13,804)	(637)
Decrease (increase) in refundable deposits	185	(146)	1,986
Other	(22)		(120)
Net cash (used in) provided by investing activities	11,551	50,022	(22,078)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from (repayment of) short-term borrowings	(400)	(12,543)	7,261
Repurchase and retirement of common shares	(5,825)
Cash received from the exercise of stock options		174	1,320
Cash dividend to noncontrolling shareholders of variable interest entity			(150)
Other		5	(5)
Net cash provided by (used in) financing activities	(6,225)	(12,364)	8,426
Exchange difference	130	(410)	(356)
Cash balance included in assets held for sale and retained ownership of gaming software and service business			(35,015)
Deconsolidation of T2CN		(12,903)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(6,992)	15,423	(40,387)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	70,989	55,566	95,953
CASH AND CASH EQUIVALENTS AT END OF YEAR	63,997	70,989	55,566
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest paid during the year	436	313	388
Income tax paid during the year	783	3,799	1,230
NON-CASH FINANCING AND INVESTING ACTIVITIES:
Change in unrealized holding gain (loss) on available-for-sale securities	16,167	21,789	67
Issuance of common shares for acquisition		2,192
Transfer marketable securities from current to non-current	42,347
Gaming software and service business
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Gain on deconsolidation		(79,140)
T2CN
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Gain on deconsolidation	$ (4,739)

BUSINESS OVERVIEW, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
BUSINESS OVERVIEW, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 1. BUSINESS OVERVIEW, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Business Overview

GigaMedia Limited (referred to hereinafter as GigaMedia, our Company, we, us, or our) is a provider of online entertainment software and services, with headquarters in Taipei, Taiwan.

Through December 31, 2011, we conducted our online entertainment business in two business segments: the gaming software and service business, which develops and licenses software for online real-money gaming solutions and applications; and the Asian online game and service business, which develops a wide range of online games for the Asian and worldwide market.

In April 2010, we sold a 60 percent interest in our online gaming software and service business to Mangas Gaming S.A.S., a French Corporation, now renamed as BetClic Everest Group (“BetClic”). (See Note 6, “Divestitures”, for additional information.)

The gaming software and service business develops and licenses online poker and casino gaming software solutions and application services, primarily targeting continental European markets. Through our 40 percent equity investment, the gaming software and service business offers software solutions for online gaming, which is licensed under a software license and support service contract.

The Asian online game and service business operates a suite of play-for-fun online games and provides related services, mainly targeting online game players across Asia, including Greater China and Southeast Asia.

(b) Basis of Presentation

The gaming software and service business does not qualify as a component that may be reported as discontinued operations due to our significant continuing involvement in the component after the disposal transaction. After the sale transaction was completed in April 2010, we deconsolidated the results of the gaming software and service business and began accounting for the remaining 40 percent interest under the equity method of accounting. (See Note 6, “Divestitures”, for additional information.)

Principles of Consolidation

The Consolidated Financial Statements include the accounts of GigaMedia and our wholly-owned, majority-owned and majority-controlled subsidiaries after elimination of all inter-company accounts and transactions. In addition, the accounts of our Company’s variable-interest entities (“VIE”), as defined by the Financial Accounting Standards Board (“FASB”), are included in the Consolidated Financial Statements. (See Note 3, “Variable-Interest Entities”, for additional information.) The accounting policies for other less than majority-owned investments are described in Note 1 below within the paragraphs headed “Marketable Securities” and “Investments”.

Foreign Currency Translation

The Consolidated Financial Statements of our Company and our subsidiaries have been reported in U.S. dollars. Assets and liabilities denominated in non-U.S. currency are translated to U.S. dollars at year-end exchange rates. Income and expense items are translated at weighted-average rates of exchange prevailing during the year. Cumulative translation adjustments resulting from this process are charged or credited to other comprehensive income within equity. Gains and losses on foreign currency transactions are included in other income and expenses. Cumulative translation adjustments as of December 31, 2009, 2010 and 2011 were $(25.9) million, $(22.6) million, and $(24.4) million, respectively.

(c) Summary of significant accounting policies

Use of Estimates

The preparation of Consolidated Financial Statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Revenue Recognition

General

Our Company recognizes revenues when persuasive evidence of an arrangement exists, delivery occurs or services are rendered, the sales price is fixed or determinable and collectability is reasonably assured.

We present the sales taxes assessed by governmental authorities on our revenue transactions on a net basis in our Consolidated Financial Statements.

Multiple-Element Arrangements

Our Company enters into multiple-element revenue arrangements, which may include any combination of services, software, and/or products. To the extent that a deliverable in a multiple-element arrangement is subject to specific accounting guidance, whether and/or how to separate multiple deliverable arrangements into separate units of accounting (separability) and how to allocate the arrangement consideration among those separate units of accounting (allocation) for that deliverable is accounted for in accordance with such specific guidance.

In addition to the aforementioned general policies, the following are the specific revenue recognition policies for each major category of revenue.

Asian Online Game and Service Revenues

Asian online game and service revenues are related to our Asian online game and service business that operates play-for-fun games online to players across Asia.

Online game revenues are earned through the sale of online game points, prepaid cards, game packs and also through the sublicensing of certain games to distributors. Virtual online game points are sold to distributors or end-users who can make the payments through credit cards, Internet ATMs or telecommunication service operators. Physical prepaid cards and game packs are sold through distributors and convenience stores. Proceeds from sales of physical cards and game packs, net of sales discounts, and online game points are deferred when received and revenue is recognized upon the actual usage of the playing time or in-game virtual items by the end-users; over the estimated useful life of virtual items; or when the sold game points expire and can no longer be used to access the online games or products in accordance with our published game points expiration policy. Sublicensing revenues from the distributors are recognized based on end-users’ activation to the game system and when the performance obligations have been completed.

We report sales of virtual online game points on a gross basis. In the sales of virtual online game points, we act as principal and we have latitude in establishing price. Fixed percentage fees retained by service providers for payment processing related to our online game services are recognized as cost of online game revenues. We report sublicensing revenues on a net basis. In the sublicense agreements, we act as agent and the distributors are responsible for the operating and the marketing.

Online game and service revenues also include revenues derived from online advertising arrangements, sponsorship arrangements, or a combination of both. These service arrangements allow advertisers to place advertisements on particular areas of our Company’s websites and online game platforms over a stated period of time. Service revenues from online advertising arrangements are recognized ratably over the displayed period of the contract when the collectability is reasonably assured.

Gaming Software and Service Revenues

Prior to our sale of a 60 percent interest in our online gaming software and service business in April 2010, gaming software and service revenues were related to software products we developed and licensed and support services we provided for online real-money gaming solutions and applications.

The results of a software licensee of our Company, Ultra Internet Media, S.A. (“UIM”) had been incorporated into our Consolidated Financial Statements as UIM met the criteria of a VIE as defined by the FASB Accounting Standards Codification. UIM and GigaMedia were separately owned. (See Note 3, “Variable-Interest Entities”, for additional information.) Our software licensing and support service revenues were based upon a percentage of gross receipts generated by UIM’s online gaming operations, and were recognized monthly. Software licensing and support service revenues we received from providing such services to UIM had been eliminated in consolidation.

UIM generated revenues by providing and promoting online games of skill and chance that were available on its free download gaming software. We considered multiple-element revenue arrangements involving UIM’s provision of software and software-related elements to customers. UIM’s online gaming service was inseparable from the software element involved and UIM did not sell each element separately. UIM’s online gaming service did not involve significant production, modification, or customization of the gaming software. Revenues derived from UIM’s online gaming software platform were recognized at the time games were played and were net of player winnings. Transaction fee revenues derived from UIM’s online multi-player poker platform were recognized as services were provided.

Deferred Revenues

Deferred revenues are included in other current liabilities, and consist of the prepaid income related to our Asian online game and service business.

Operating Costs

Operating costs primarily consist of processing costs, online game royalties, bandwidth, production costs for prepaid game cards and game packs, amortization of intangible assets, customer service department costs, depreciation, maintenance and other overhead expenses directly attributable to our online games.

Prepaid Licensing and Royalty Fees

Our Company, through our subsidiaries (including VIE subsidiaries), routinely enters into agreements with licensors to acquire licenses for using, marketing, distributing, selling and publishing multi-player online games.

Prepaid licensing fees paid to licensors are capitalized when technological feasibility is achieved, and amortized on a straight-line basis over the shorter of the estimated useful economic life of the relevant online game or license period, which is usually within two to five years. The annual amortization is modified if the amount computed using the ratio that current gross revenues for a game license bear to the total of current and anticipated future gross revenues for that game license is greater than the amount computed using the straight-line method.

Prepaid royalty fees and related costs are initially deferred when paid to licensors and recognized as operating costs in the period in which the related online game revenue is recognized.

Fair Value Measurements

Our Company generally determines or calculates the fair value of financial instruments using quoted market prices in active markets when such information is available or using appropriate present value or other valuation techniques, such as discounted cash flow analyses, incorporating adjusted available market discount rate information and our Company’s estimates for non-performance and liquidity risk. These techniques rely extensively on the use of a number of assumptions, including the discount rate, credit spreads, and estimates of future cash flows. (See Note 10, “Fair Value Measurements”, for additional information.)

Cash Equivalents

Cash equivalents are short-term, highly liquid investments that are readily convertible to known amounts of cash and so near to their maturity that they present relatively insignificant risk from changes in interest rates. Commercial paper, negotiable certificates of deposit, time deposits and bank acceptances with original maturities of three months or less are considered to be cash equivalents.

Marketable Securities

All of our Company’s investments in marketable securities are classified as available-for-sale. These marketable securities are stated at fair value with any unrealized gains or losses recorded in accumulated other comprehensive income (loss) within equity until realized.

Other-than-temporary impairments, if any, are charged to non-operating expense in the period in which the loss occurs. In determining whether an other-than-temporary impairment has occurred, our Company primarily considers, among other factors, the length of the time and the extent to which the fair value of an investment has been at a value less than cost. When an other-than-temporary loss is recorded, the fair value of the investment becomes the new cost basis of the investment and is not adjusted for subsequent recoveries in fair value. Realized gains and losses also are included in non-operating income and expense in the Consolidated Statements of Operations. (See Note 10, “Fair Value Measurements”, for additional information.)

Investments

Equity investments in non-publicly traded securities of companies over which our Company has no ability to exercise significant influence are accounted for under the cost method.

Equity investments in companies over which our Company has the ability to exercise significant influence but does not hold a controlling financial interest are accounted for under the equity method and our Company’s income or loss on equity method investments is recorded in non-operating income or expenses. The difference between the cost of the acquisition and our Company’s share of the fair value of the net identifiable assets is recognized as goodwill and is included in the carrying amount of the investment. When our Company’s carrying value in an equity method investee is reduced to zero, no further losses are recorded in our Consolidated Financial Statements unless our Company guaranteed obligations of the investee or has committed to additional funding. When the investee subsequently reports income, our Company will not record its share of such income until it equals the amount of its share of losses not previously recognized.

Unrealized losses that are considered other-than-temporary, if any, are charged to non-operating expenses. Realized gains and losses, measured against carrying amount, are also included in non-operating income and expenses. (See Note 10, “Fair Value Measurements”, for additional information.)

Allowance for Doubtful Accounts

An allowance for doubtful accounts is provided based on an evaluation of the collectability of accounts receivable, and other receivables. An allowance for doubtful accounts is also provided, when considered necessary, for loans receivable. We review the collectability of loans receivable on an individual basis and the evaluation primarily consists of an analysis based upon current information available about the borrower.

For those accounts in which a loss is probable, we record a specific reserve in the allowance. The receivable is written off against the allowance when our Company believes the uncollectability of the receivable is confirmed. Subsequent recoveries, if any, are credited to the allowance.

Property, Plant and Equipment

Property, plant and equipment are stated at cost, less accumulated depreciation. Depreciation is provided on a straight-line basis over useful lives that correspond to categories as follows:

Categories	Years
Buildings	50
Information and communication equipment	2 to 5
Office furniture and equipment	3 to 5
Leasehold improvements	3 to 5

Leasehold improvements are depreciated over the shorter of the term of the lease or the economic useful life of the assets. Improvements and replacements are capitalized and depreciated over their estimated useful lives, while ordinary repairs and maintenance are expensed as incurred.

In September 2008, we entered into agreements to lease certain of our Company’s land and buildings to a third party under operating leases, which were renewed in September 2010, and which expire no later than September 2013. As of December 31, 2010 and 2011, the carrying amount of the land and buildings under lease was approximately $1.3 million. The rental income under the operating lease amounted to $50 thousand, $41 thousand and $72 thousand for 2009, 2010 and 2011, respectively. The minimum rental income to be received under this operating lease is $121 thousand through September 2013.

Acquisitions

Our Company accounts for its business acquisitions using the acquisition method. Under this method, our Company recognizes and measures the identifiable assets acquired, the liabilities assumed and any noncontrolling interest at their acquisition-date fair values, with limited exceptions. Acquisition-related costs are generally expensed as incurred.

Intangible Assets and Goodwill

Intangible assets with finite lives are amortized by the straight-line method over their estimated useful lives, ranging from three to nine years. Intangible assets with indefinite useful lives are not amortized. Goodwill is not amortized.

Impairment of Intangible Assets, Goodwill and Long-Lived Assets

Potential impairment of goodwill is tested annually or sooner when circumstances indicate an impairment may exist, using a fair-value approach at the reporting unit level. A reporting unit is the operating segment, or a business, which is one level below that operating segment (the “component” level) if discrete financial information is prepared and regularly reviewed by management at the segment level. Components are aggregated as a single reporting unit if they have similar economic characteristics. Pursuant to updated guidance issued by the FASB in September 2011, in connection with our goodwill impairment test for the year ended December 31, 2011, we first assessed qualitative factors as a basis for determining whether it was necessary to perform the two-step goodwill impairment test.

Potential impairment of intangible assets with indefinite useful lives is evaluated, at the reporting unit level, at least annually, or whenever events or changes in circumstances indicate that the carrying value of an asset might not be recoverable from its related future discounted cash flows. Impairment is measured as the difference between the carrying amounts and the fair value of the assets, and is recognized as a loss from operations.

Potential impairment of long-lived assets other than goodwill and intangible assets not being amortized is evaluated, at least annually or whenever events or changes in circumstances indicate that the carrying value of an asset might not be recoverable from its related future undiscounted cash flows. If such assets are considered to be impaired, the impairment to be recognized is measured by the extent to which the carrying amount of the assets exceeds the fair value of the assets. When impairment is identified, the carrying amount of the asset is reduced to its estimated fair value, and is recognized as a loss from operations.

(See Note 10, “Fair Value Measurements”, for additional information.)

Software Cost

Costs to develop our gaming software and Asian online game products are capitalized after technological feasibility has been established, and when the product is available for general release to customers, costs are expensed. Costs incurred prior to the establishment of technological feasibility are expensed when incurred and are included in product development and engineering expenses. Capitalized amounts are amortized using the straight-line method, which is applied over the estimated useful economic life of the software, ranging from three to five years. The annual amortization is modified if the amount computed using the ratio that current gross revenues for a product bear to the total of current and anticipated future gross revenues for that product is greater than the amount computed using the straight-line method.

We capitalize certain costs incurred to purchase or to internally create and implement internal-use computer software, which includes software coding, installation, testing and certain data conversion. These capitalized costs are amortized on a straight-line basis over the shorter of the useful economic life of the software or its contractual license period, which range from three to five years.

Product Development and Engineering

Product development and engineering expenses primarily consist of research compensation, depreciation and amortization, and are expensed as incurred.

Advertising

Direct-response advertising costs incurred related to the acquisition or origination of a customer relationship are capitalized and deferred. The deferred costs are recognized as expense in the Consolidated Statements of Operations over the estimated lives of customer relationships. Costs of broadcast advertising are recorded as expenses as advertising airtime is used. Other advertising expenditures are expensed as incurred. Subsequent to the sale of a 60 percent interest in our online gaming and software service business in April 2010, deferred costs related to advertising have not been significant.

Advertising expenses incurred in 2009, 2010 and 2011 totaled $63.6 million, $12.7 million and $3.5 million, respectively. As of December 31, 2010 and 2011, prepaid advertising amounted to $20 thousand and $110 thousand, respectively.

Leases

Leases for which substantially all of the risks and rewards of ownership remain with the leasing company are accounted for as operating leases. Payments made under operating leases, net of any incentives received by our Company from the leasing company, are charged to the Consolidated Statements of Operations on a straight-line basis over the lease periods.

Leases are classified as capital leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership to the lessee. Assets held under capital leases are recognized as assets of our Company at their fair value at the inception of the lease or, if lower, at the present value of the minimum lease payments. The corresponding liability to the lessor is included in the balance sheet as a lease obligation. Lease payments are apportioned between finance charges and a reduction of the lease obligation so as to achieve a constant rate of interest on the remaining balance of the liability. Finance charges are charged directly to profit or loss.

Share-Based Compensation

Share-based compensation represents the cost related to share-based awards granted to employees. We measure share-based compensation cost at the grant date, based on the estimated fair value of the award. Share-based compensation is recognized for the portion of the award that is ultimately expected to vest, and the cost is amortized on a straight-line basis (net of estimated forfeitures) over the vesting period. Our Company estimates the fair value of stock options using the Black-Scholes valuation model. The cost is recorded in operating costs and operating expenses in the Consolidated Statements of Operations based on the employees’ respective function.

For shares and stock options granted to non-employees, we measure the fair value of the equity instruments granted at the earlier of the performance commitment date or when the performance is completed.

Retirement Plan and Net Periodic Pension Cost

Under our defined benefit pension plan, net periodic pension cost, which includes service cost, interest cost, expected return on plan assets, amortization of unrecognized net transition obligation and gains or losses on plan assets, is recognized based on an actuarial valuation report. We recognize the funded status of pension plans and non-pension post-retirement benefit plans (retirement-related benefit plans) as an asset or a liability in the Consolidated Balance Sheets.

Under our defined contribution pension plans, net periodic pension cost is recognized as incurred.

Comprehensive Income (Loss)

Comprehensive income (loss) is recorded as a component of equity. Our Company’s comprehensive income (loss) consists of net income or loss, foreign currency translation adjustments, changes in unrealized holding gains and losses on marketable securities, and unrecognized actuarial gains or losses related to our defined benefit pension plan.

Income Taxes

The asset and liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on the differences between financial reporting and tax bases of assets and liabilities. We recognize the tax benefit from the purchase of equipment and technology, research and development expenditures, employee training, and certain equity investments using the flow-through method. Net operating loss carryforwards and investment credits are measured using the enacted tax rate and laws that will be in effect when the differences are expected to reverse. A valuation allowance is established when necessary to reduce deferred tax assets to the amount that will more-likely-than-not be realized. In assessing the likelihood of realization, management considers estimates of future taxable income.

In addition, we recognize the financial statement impact of a tax position when it is more-likely-than-not that the position will be sustained upon examination. If the tax position meets the more-likely-than-not recognition threshold, the tax effect is recognized at the largest amount of the benefit that has greater than a 50 percent likelihood of being realized upon ultimate settlement. The interest and penalties are reflected as income tax expense in the Consolidated Financial Statements.

Earnings Per Share

Basic earnings per share is computed by dividing the net income available to common shareholders for the period by the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed by dividing the net income for the period by the weighted average number of common shares and potential common shares outstanding during the period. Potential common shares, composed of incremental common shares issuable upon the exercise of warrants and options in all periods, are included in the computation of diluted earnings per share to the extent such shares are dilutive. Diluted EPS also takes into consideration the effect of dilutive securities issued by subsidiaries. In a period in which a loss is incurred, only the weighted average number of common shares issued and outstanding is used to compute the diluted loss per share, as the inclusion of potential common shares would be anti-dilutive. Therefore, for the years ended December 31, 2009 and 2011, basic and diluted loss per share are the same.

Noncontrolling Interest

Noncontrolling interest in the equity of a subsidiary is accounted for and reported as equity. Changes in our Company’s ownership interest in a subsidiary that do not result in deconsolidation are accounted for as equity transactions. Any retained noncontrolling equity investment upon the deconsolidation of a subsidiary is initially measured at fair value.

Recent Accounting Pronouncements

In December 2010, the FASB issued updated guidance that modifies the goodwill impairment test. Goodwill is tested for impairment using a two-step process. The first step is to identify potential impairments by comparing the estimated fair value of a reporting unit to its carrying value, including goodwill. If the carrying value of a reporting unit exceeds the estimated fair value, a second step is performed to measure the amount of impairment, if any. The second step is to determine the implied fair value of the reporting unit’s goodwill, measured in the same manner as goodwill is recognized in a business combination, and compare the implied fair value with the carrying amount of the goodwill. If the carrying amount exceeds the implied fair value of the reporting unit’s goodwill, an impairment loss is recognized in an amount equal to that excess.

Updated guidance requires that, if the carrying amount of a reporting unit becomes zero or negative, the second step of the impairment test must be performed when it is more likely than not that a goodwill impairment loss exists. In considering whether it is more likely than not that an impairment loss exists, a company is required to evaluate qualitative factors, including the factors presented in existing guidance that trigger an interim impairment test of goodwill (e.g., a significant adverse change in business climate or an anticipated sale of a reporting unit). The provisions of the guidance became effective for our Company on January 1, 2011. The adoption did not have a material impact on our Consolidated Financial Statements.

In September 2011, the FASB issued updated guidance that simplifies the goodwill impairment test. For its annual and interim goodwill impairment test, an entity first assesses qualitative factors to determine whether it is “more likely than not” that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described above. This update is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. However, early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity’s financial statements for the most recent annual or interim period have not yet been issued. Our Company adopted the updated guidance for our annual goodwill impairment test in 2011.

In January 2010, the FASB issued additional disclosure requirements for fair value measurements. The new guidance requires more detailed disclosures of the changes in Level 3 instruments and was effective for our Company on January 1, 2011. The adoption did not have a material impact on our Consolidated Financial Statements, as it only required additional disclosures.

In October 2009, the FASB issued amended revenue recognition guidance for arrangements with multiple deliverables. The new guidance eliminates the residual method of revenue recognition and allows the use of management’s best estimate of selling price for individual elements of an arrangement when vendor-specific objective evidence (VSOE), vendor objective evidence (VOE) or third-party evidence (TPE) is unavailable. The changes became effective for our Company on January 1, 2011. The amendment did not have a material impact on our Consolidated Financial Statements.

In October 2009, the FASB issued guidance which amends the scope of existing software revenue recognition accounting. Tangible products containing software components and non-software components that function together to deliver the product’s essential functionality will be scoped out of the accounting guidance on software and accounted for based on other appropriate revenue recognition guidance. This guidance must be adopted in the same period that our Company adopts the amended accounting for arrangements with multiple deliverables described in the preceding paragraph. The changes became effective for our Company on January 1, 2011. The amendment did not have a material impact on our Consolidated Financial Statements.

EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2011
EARNINGS PER SHARE

NOTE 2. EARNINGS PER SHARE

The following table provides a reconciliation of the denominators of the basic and diluted per share computations:

(in thousand shares)	2009	2010	2011
Weighted average number of outstanding shares
Basic	54,524	55,834	54,268
Effect of dilutive securities
Employee share-based compensation	—	3,457	—

Diluted	54,524	59,291	54,268

Options to purchase 5,115 thousand and 1,432 thousand shares of common stock were not included in dilutive securities for the years ended December 31, 2009 and 2011, respectively, as the effect would be anti-dilutive.

VARIABLE-INTEREST ENTITIES	12 Months Ended
Dec. 31, 2011
VARIABLE-INTEREST ENTITIES

NOTE 3. VARIABLE-INTEREST ENTITIES

Shanghai JIDI Network Technology Co., Ltd. (“Shanghai JIDI”)

In order to comply with foreign ownership restrictions and to hold the necessary licenses required, we operate our Asian online game and service business in the People’s Republic of China (“PRC”) through our VIE, Shanghai JIDI. We have no ownership interest in Shanghai JIDI and rely on a series of contractual arrangements that are intended to give us effective control over Shanghai JIDI. Those contractual arrangements have been duly executed and the share pledge agreements have been registered with local government authority in compliance with PRC legal requirements. We effectively control Shanghai JIDI, and are therefore the primary beneficiary of Shanghai JIDI. Shanghai JIDI was established in December, 2010 and is effectively controlled by us through a series of contractual arrangements. Shanghai JIDI holds an Internet Content Provider (“ICP”) license, an Internet cultural operation license and an Internet publishing license. The financial results of Shanghai JIDI have been included in our consolidated financial statements since January 2011.

The net assets (liabilities), total assets and total liabilities of Shanghai JIDI were approximately $(573) thousand, $341 thousand and $914 thousand, respectively, as of December 31, 2011. For the year ended December 31, 2011, total revenues and net loss of Shanghai JIDI were as follows:

(in US$ thousands)	2011
Total revenues	$29

Net loss	$(2,110)

UIM

Through the date of the sale of 60 percent of the gaming software and service business to BetClic in April 2010, we had a software license and support service contract with UIM to provide Internet software and support services for UIM’s online gaming operations. The contract allowed us to charge UIM a percentage of its gross receipts resulting from UIM’s online gaming operations. The percentage of gross receipts varied depending upon the software and support services provided to UIM. We analyzed our contractual relationships with UIM and determined that we were the primary beneficiary of UIM. As a result of such determination, we had incorporated the financial results of UIM into our Consolidated Financial Statements, even though we did not own any of UIM’s equity. In connection with the sale to BetClic, we purchased 100 percent of the ownership in UIM from its shareholders for $400 thousand and adjusted additional paid-in capital and noncontrolling interest by approximately $178 thousand and $(578) thousand, respectively.

The net assets (liabilities), total assets and total liabilities of UIM were approximately $(932) thousand, $82.9 million and $83.8 million, respectively, as of December 31, 2009. For the year ended December 31, 2009 and the period from January to March 2010, total revenues and net income (loss) of UIM were as follows:

(in US$ thousands)	2009	2010
Total revenues	$112,694	$25,820

Net (loss) income	$(1,226)	$1,514

T2CN Holding Limited (“T2CN”)

Pursuant to various agreements entered into among Shanghai T2 Entertainment Co., (“T2 Entertainment”), T2 Information Technology (Shanghai) Co., Ltd. (“T2 Technology”) and the equity interest owners of T2 Entertainment, until June 30, 2010, T2CN, through its wholly owned subsidiary T2 Technology, had effective control over T2 Entertainment and was considered the primary beneficiary of T2 Entertainment. T2 Entertainment was established to hold the necessary licenses required for the operation of our Asian online game and services business in the PRC. Accordingly, from the date that we consolidated T2CN through July 1, 2010, the date we deconsolidated T2CN (See Note 5, “Deconsolidation”, for additional information), the financial results of T2 Entertainment were included in our Consolidated Financial Statements.

Pursuant to various agreements entered into among Shanghai T2 Advertisement Co., Ltd. (“T2 Advertisement”), T2 Technology and the equity interest owners of T2 Advertisement, until June 30, 2010, T2CN, through its wholly owned subsidiary T2 Technology, had effective control over T2 Advertisement and was considered the primary beneficiary of T2 Advertisement. T2 Advertisement was established to hold the necessary licenses required for the operation of our Asian online game related advertisement services in the PRC. Accordingly, from the date that we consolidated T2CN through July 1, 2010, the date we deconsolidated T2CN (See Note 5, “Deconsolidation”, for additional information), the financial results of T2 Advertisement were included in our Consolidated Financial Statements.

T2 Technology also entered into various agreements with Shanghai Jinyou Network & Technology Co., Ltd. (“Jinyou”) and the equity interest owners of Jinyou. Until June 30, 2010, T2CN, through its wholly owned subsidiary T2 Technology, had effective control over Jinyou and was considered the primary beneficiary of Jinyou. In September 2008, Jinyou acquired an ICP license required for the operation of our Asian online game and services business in the PRC and the agreements entered into by and among T2 Technology, Jinyou and the equity interest owners of Jinyou became effective. Accordingly, the financial results of Jinyou were included in our Consolidated Financial Statements starting from September 2008 through July 1, 2010.

T2 Technology, J-Town Information (Shanghai) Co., Ltd. (“J-Town”), T2 Entertainment, T2 Advertisement and Jinyou are hereby collectively referred to as “T2CN Operating Entities”.

As a result of a dispute that arose in July 2010 with T2CN’s former Chief Executive Officer, we had been prevented from obtaining the financial information necessary to report the financial results of T2CN, and we had effectively lost control over T2CN’s financial reporting process. Therefore, we deconsolidated T2CN’s financial results with effect from July 1, 2010. As a result, we also ceased treating T2 Entertainment, T2 Advertisement and Jinyou as our variable-interest entities. (See Note 5, “Deconsolidation”, for additional information.)

The net assets, total assets and total liabilities in the aggregate of T2 Entertainment, T2 Advertisement and Jinyou were approximately $1.6 million, $18.2 million and $16.6 million, respectively, as of December 31, 2009, and $2.5 million, $20.9 million and $18.4 million, respectively, as of July 1, 2010 (the date of deconsolidation). For the year ended December 31, 2009 and the period from January to June 2010, total revenues and net income (loss) in the aggregate of T2 Entertainment, T2 Advertisement and Jinyou recorded in our Consolidated Financial Statements were as follows:

(in US$ thousands)	2009	2010
Total revenues	$18,673	$10,126

Net (loss) income	$(2,990)	$834

ACQUISITIONS	12 Months Ended
Dec. 31, 2011
ACQUISITIONS

NOTE 4. ACQUISITIONS

IAHGames

In July 2010, we began consolidating Infocomm Asia Holdings Pte Ltd. (”IAHGames”), an online game operator, publisher and distributor in Southeast Asia. We acquired IAHGames in order to enhance our position in the online game market in Southeast Asia and strengthen our online entertainment product portfolio. This primary factor among others, contributed to a purchase price in excess of the fair market value of the net tangible assets and intangible assets acquired.

As of December 31, 2010 and 2011, we owned 5,982,230 Class A preferred shares and 1,208,881 Class B preferred shares of IAHGames, which represents a controlling financial interest of 80 percent of the total outstanding voting rights of IAHGames. The preferred shares (Class A) are convertible into ordinary shares of IAHGames at a conversion rate of 10 Class A shares for 1 ordinary share. The preferred shares (Class B) are convertible into ordinary shares of IAHGames at a conversion rate of 1 Class B share for 1 ordinary share.

Our acquisitions of IAHGames during the period from 2006 to 2011 are summarized as follows:

Date of acquisition	Amount		Description	Accumulated voting interest at those points in time
December 2006	$5,750	*	Purchased 500,000 convertible voting preferred shares-Class B	32.26%
May 2010	$2,192	**	Purchased 208,881 convertible voting preferred shares-Class B	40.30%
July 2010	$4,500	***	Purchased 6,000,000 convertible voting preferred shares-Class A	57.87%
July 2010	$10,000	****	Subscribed to 500,000 convertible voting preferred shares-Class B and transferred 17,770 convertible voting preferred shares – Class A	80.00%

*	The original investment amount of $10 million was written down to $5.8 million, resulting from an impairment charge of $4.2 million recorded in 2009.
**	We purchased 208,881 Class B preference shares of IAHGames from Bodhi Investment LLC in exchange for 866,373 shares of GigaMedia’s common stock at a market price of US$2.53 on the issuance date.
***	We purchased 3,000,000 Class A preference shares of IAHGames from Infocomm Investments Pte Ltd for an aggregate consideration of US$1.5 million in cash. We also purchased 3,000,000 Class A preference shares of IAHGames from China Interactive Limited for an aggregate consideration of US$3 million in cash.
****	We subscribed to 500,000 Class B preference shares of IAHGames for a consideration of US$10 million in cash. We also transferred 17,770 Class A preference shares of IAHGames to Roland Ong Toon Wah, CEO of IAHGames.

In connection with the step acquisitions through July 2010, we recorded goodwill of approximately $12.2 million. Such goodwill amount is non-deductible for tax purposes. Since July 1, 2010, the results of IAHGames’ operations have been included in our Consolidated Financial Statements under the Asian online game and service business.

The purchase price allocation was based on management’s estimate of the fair value of IAHGames in connection with the acquisitions. The purchase price allocation of the acquisition was as follows:

(in US$ thousands)	Amortization life (in years)	Amount
Cash acquired		$9,070
Accounts receivable		5,715
Other current assets		5,129
Equity method investments		20,319
Fixed assets / non-current assets		721
Non-compete contracts	3	387
Favorable lease right	13.5	2,861
Prepaid licensing and royalty fees	1.75 ~ 4	1,010
Goodwill		12,188

Total assets acquired		57,400

Current liabilities		23,304
Noncurrent liabilities		9,145

Total liabilities assumed		32,449

Preferred shares (Class A)		(1,317)
Noncontrolling interest		(1,192)

Total purchase price		$22,442

The following unaudited pro-forma information presents a summary of the results of operations of our Company for the years ended December 31, 2009 and 2010 as if we controlled 80 percent of the total outstanding voting rights of IAHGames and consolidated IAHGames as of the beginning of the periods presented.

(in US$ thousands,
except per share figures)	Year ended December 31
	2009	2010
	Unaudited	Unaudited
Net revenue	$165,883	$69,403
Loss from operations	(41,812)	(50,378)
Net loss	(56,226)	(1,570)
Net (loss) income attributable to GigaMedia	(49,574)	255
Basic (loss) earnings per share attributable to GigaMedia	(0.89)	0.00
Diluted (loss) earnings per share attributable to GigaMedia	(0.89)	0.00

The unaudited pro-forma supplemental information is based on estimates and assumptions, which we believe are reasonable; it is not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had we been a consolidated company during all of 2009 and 2010. The above unaudited pro-forma financial information includes adjustments for the amortization of identified intangible assets with definite lives.

Monsoon

We, through IAHGames, made an equity investment in Monsoon Online Pte Ltd (“Monsoon”), an operator and distributor of online games in Southeast Asia, in connection with our acquisition of a controlling financial interest in IAHGames with effect from July 1, 2010. In connection with a strategic alliance, Monsoon entered into various agreements with a game licensor to distribute selected games in Southeast Asia (collectively referred to as the “Distribution Partnership”). Although IAHGames owns 100 percent of the common stock of Monsoon, we decided not to consolidate Monsoon at the time of the acquisition as the game licensor had substantive participating rights in Monsoon’s business operations pursuant to Monsoon’s management agreement. In September 2011, IAHGames, Monsoon and the game licensor entered into an agreement whereby all parties agreed to terminate early Monsoon’s management agreement and other agreements with the game licensor which had granted the licensor the abovementioned substantive participating rights in connection with Monsoon. The agreement was effective from August 31, 2011. Starting from September 1, 2011, IAHGames had effective control over Monsoon and therefore we have consolidated Monsoon since that date.

The agreement was effective from the third quarter of 2011. In January 2012, IAHGames’ and Monsoon’s commitments under the Distribution Partnership with the game licensor were fully terminated. The execution and closing of this agreement resulted in the following significant financial statement impacts:

(in US$ thousands)	Amount
Gain on cancellation of warrant liabilities	$665
Gain on reversal of impairment of prepaid expenses	1,347

$2,012

DECONSOLIDATION	12 Months Ended
Dec. 31, 2011
DECONSOLIDATION

NOTE 5. DECONSOLIDATION

In June 2007, we began consolidating T2CN, an operator and provider of online sports games in the PRC. As of December 31, 2010 and December 13, 2011, we owned 43,633,681 common shares of T2CN, which represented an ownership interest of 67.09 percent of the total outstanding voting rights of T2CN. We disposed of all of our ownership interest in T2CN in December 2011 through sale to a third party.

As a result of a dispute with T2CN’s former Chief Executive Officer arising in July 2010, GigaMedia was prevented from obtaining access to the assets and financial information of the entities held by T2CN. Therefore, we effectively lost control over T2CN’s financial reporting process of that time. In spite of owning 67.09 percent of T2CN’s common stock, we deconsolidated T2CN’s results with effect from July 1, 2010. The following is a breakdown of our retained investment at the date of deconsolidation:

(in US$ thousands)	Amount
Cash	$12,903
Other current assets	1,266
Fixed assets / non-current assets	1,679
Prepaid licensing and royalty	5,339
Intangible assets	1,098

Total assets of T2CN	22,285
Total liabilities of T2CN	(12,331)

Net equity of T2CN	9,954
Noncontrolling interest	(3,276)
Goodwill acquired	17,500
Advances to T2CN Operating Entities	1,405

$25,583

In connection with our year-end financial reporting process, we were required to perform an impairment analysis for the Company’s investment in and advances to T2CN Operating Entities as of December 31, 2010. Given we had been prevented from obtaining the financial information necessary to report the financial results of T2CN, and we had effectively lost control over a majority of T2CN’s assets and its financial reporting process, we decided to completely write-off both the Company’s investment in and its advances to T2CN Operating Entities in order to properly reflect GigaMedia’s financial position as of December 31, 2010. The impairment charges recorded for the investment and the advances in 2010 were approximately $22.2 million (after removing the other comprehensive income component of equity related to T2CN from the Company’s balance sheet) and approximately $1.4 million, respectively.

On December 2, 2011, we entered into an agreement with Hornfull Limited, and Hangzhou NewMargin Ventures Co. Ltd. (“Hangzhou NewMargin”) whereby we agreed to sell all of our ownership interest in T2CN to Hornfull Limited, and Hangzhou NewMargin agreed to guarantee the payment and performance of Hornfull Limited under the agreement. On December 14, 2011, the parties completed the sale and purchase of the T2CN shares. Pursuant to the agreement, we sold all of our ownership interest in T2CN to Hornfull Limited in exchange for a cash payment of $4.7 million, resulting in a gain of $4.7 million being recorded in 2011. Hornfull Limited also reimbursed us $0.8 million in cash for legal fees incurred by us in connection with the T2CN dispute.

DIVESTITURES	12 Months Ended
Dec. 31, 2011
DIVESTITURES

NOTE 6. DIVESTITURES

On December 15, 2009, we entered into an agreement with BetClic to sell 60 percent of substantially all of the assets and liabilities of our gaming software and service business for approximately $100 million in cash, subject to certain adjustments. The closing of the sale occurred on April 8, 2010. The sale resulted in the recognition of a gain of $79.1 million, net of transaction costs. The sale of the remaining 40 percent is subject to a put and call mechanism in place between GigaMedia and BetClic, as defined in the agreement. GigaMedia will have the option to put all or part of its remaining 40 percent to BetClic in each of 2013, 2014, and 2015 at a value considering all relevant facts and circumstances after the end of each year. If the put option owned by GigaMedia is not fully exercised, BetClic will have the option to call the remaining interest held by GigaMedia in each of 2015 and 2016.

We deconsolidated the gaming software and service business and recognized a gain when we completed the sale of 60 percent of substantially all of the assets and liabilities to BetClic on April 8, 2010, the date on which our Company ceased to have a controlling financial interest. The remaining 40 percent ownership interest we retained in the gaming software and service business has been accounted for under the equity method accounting starting from April 2010.

Our Company accounted for the deconsolidation of the gaming software and service business at fair value and recognized a gain of $79.1 million measured as the difference between:

(In US$ thousands)	Amount
The fair value of any consideration received, including purchase price adjustments, net of any transaction costs	$82,984

The fair value of the 40% retained noncontrolling investment in the gaming software and service business at the date the business was deconsolidated	54,240

Less : The carrying amount of the gaming software and service business at the date of the deconsolidation	(58,084)

Gain on deconsolidation of the gaming software and services business	$79,140

GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL

NOTE 7. GOODWILL

The following table summarizes the changes to our Company’s goodwill:

(In US$ thousands)	Amount
Balance as of January 1, 2009	$87,098
Impairment charge - T2CN	(14,103)
Goodwill included in assets held for sale and retained ownership of gaming software and service business (Note 6)	(29,243)
Translation adjustment	665

Balance as of December 31, 2009	44,417
Acquisition - IAHGames (Note 4)	12,188
Impairment charge - T2CN (Note 5)	(17,500)
Impairment charge - IAHGames (Note 10)	(2,255)
Translation adjustment	2,643

Balance as of December 31, 2010	39,493
Acquisition - OneNet	1,049
Reversal of contingent payment of minimum guarantee under licensing agreement (Note 21)	(5,885)
Impairment charge - IAHGames (Note 10)	(4,048)
Impairment charge - OneNet (Note 10)	(1,049)
Translation adjustment	(1,123)

Balance as of December 31, 2011	$28,437

INTANGIBLE ASSETS - NET	12 Months Ended
Dec. 31, 2011
INTANGIBLE ASSETS - NET

NOTE 8. INTANGIBLE ASSETS - NET

The following table summarizes our Company’s intangible assets, by major asset class:

	December 31, 2011
(In US$ thousands)	Gross carrying amount	Accumulated amortization	Net
Completed technology	$2,497	$2,140	$357
Trade name, trademark and non-competition agreements	11,786	65	11,721
Capitalized software cost	7,525	6,112	1,413
Customer relationships	6,017	4,011	2,006
Other	131	94	37

	$27,956	$12,422	$15,534

	December 31, 2010
(In US$ thousands)	Gross carrying amount	Accumulated amortization	Net
Completed technology	$2,595	$1,854	$741
Trade name, trademark and non-competition agreements	12,248	40	12,208
Capitalized software cost	6,599	5,388	1,211
Customer relationships	6,255	3,475	2,780
Favorable lease right	2,861	106	2,755
Other	126	52	74

	$30,684	$10,915	$19,769

Intangible assets include trade name assets of approximately $11.7 million which are not amortized. The remaining intangible assets are amortized over their estimated useful lives ranging from 3 to 10 years. The overall weighted-average life of identifiable intangible assets is 6.0 years.

For the years ended December 31, 2009, 2010 and 2011, total amortization expense of intangible assets were $5.1 million, $2.7 million and $2.3 million, respectively, which includes amortization of capitalized software costs of $3.9 million, $1.5 million and $962 thousand. As of December 31, 2011, based on the current amount of intangibles subject to amortization, the estimated amortization expense for each of the following five years is as follows:

(In US$ thousands)	Amount
2012	$1,667
2013	1,100
2014	1,031
2015	4
2016	4

$3,806

PREPAID LICENSING AND ROYALTY FEES	12 Months Ended
Dec. 31, 2011
PREPAID LICENSING AND ROYALTY FEES

NOTE 9. PREPAID LICENSING AND ROYALTY FEES

The following table summarizes changes to our Company’s prepaid licensing and royalty fees:

(in US$ thousands)	2009	2010	2011
Balance at beginning of year	$20,540	$5,557	$4,214
Additions	5,484	3,987	5,354
Acquisition - IAHGames (Note 4) and OneNet	—	1,010	128
Amortization of licensing and royalty costs	(2,146)	(573)	(1,753)
Deconsolidation - T2CN (Note 5)	—	(5,339)	—
Impairment charges (Note 10)	(18,301)	(870)	(619)
Translation adjustment	(20)	442	(221)

Balance at end of year	$5,557	$4,214	$7,103

FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS

NOTE 10. FAIR VALUE MEASUREMENTS

The accounting framework for determining fair value includes a hierarchy for ranking the quality and reliability of the information used to measure fair value, which enables the reader of the financial statements to assess the inputs used to develop those measurements. The fair value hierarchy consists of three tiers as follows: Level 1, defined as quoted market prices in active markets for identical assets or liabilities; Level 2, defined as inputs other than Level 1 that are observable, either directly or indirectly, such as quoted market prices for similar assets or liabilities, quoted prices in markets that are not active, model-based valuation techniques for which all significant assumptions are observable in the market, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets and liabilities; and Level 3, defined as unobservable inputs that are not corroborated by market data.

Assets and Liabilities that are Measured at Fair Value on a Recurring Basis

Our Company has segregated all financial assets and liabilities that are measured at fair value on a recurring basis (at least annually) into the most appropriate level within the fair value hierarchy based on the inputs used to determine the fair value at the measurement date in the table below.

Assets and liabilities measured at fair value on a recurring basis are summarized as below:

(in US$ thousands)	Fair Value Measurement Using
	Level 1	Level 2	Level 3	Year Ended December 31, 2011
Assets
Cash equivalents - time deposits	$—	$6,631	$—	$6,631
Marketable securities - current
Equity securities	42,347	—	—	42,347
Marketable securities - noncurrent
Debt securities	—	—	5,454	5,454
Equity securities	—	1,630	—	1,630

	$42,347	$8,261	$5,454	$56,062

(in US$ thousands)	Fair Value Measurement Using
	Level 1	Level 2	Level 3	Year Ended December 31, 2010
Assets
Cash equivalents - time deposits	$—	$1,012	$—	$1,012
Marketable securities - current
Open-end fund	—	3,553	—	3,553
Marketable securities - noncurrent
Debt securities	—	—	5,454	5,454
Equity securities	25,553	2,382	—	27,935

	25,553	6,947	5,454	37,954

Liabilities
Other liabilities - other
Warrant derivative	—	—	(665)	(665)

	$25,553	$6,947	$4,789	$37,289

Level 1 and 2 measurements:

Cash equivalents – time deposits are convertible into a known amount of cash and are subject to an insignificant risk of change in value. Certain marketable securities are valued using a market approach based on the quoted market prices of identical instruments when available, or other observable inputs such as trading prices of identical instruments in inactive markets. The fair value of the marketable equity securities that have publicly quoted trading prices are valued using those observable prices, unless adjustments are required to available observable inputs.

In 2009, 2010 and 2011, we recorded unrealized gains of $67 thousand, $21.8 million and $16.2 million, respectively, on marketable securities, which are included in other comprehensive income. In 2009, we recognized an other-than-temporary impairment of $2.9 million related to marketable equity securities, which is included in non-operating expenses within “impairment loss on marketable securities and investments” in the Consolidated Statements of Operations.

Level 3 measurements:

For assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during 2010 and 2011, a reconciliation of the beginning and ending balances are presented as follows:

(in US$ thousands)	Marketable Securities - Debt Securities
	2010	2011
Balance at beginning of year	$14,204	$5,454
Total gains or (losses) (realized/unrealized) included in earnings	(4,500)	—
Purchase	1,500	—
Transfer out of Level 3 *	(5,750)	—

Balance at end of year	$5,454	$5,454

The amount of total gains or (losses) for the period included in earnings attributable to the change in unrealized gains or losses relating to assets still held at the reporting date.	None	None

*	The investment in IAHGames was transferred out of Level 3 upon our acquisition and consolidation of it as a subsidiary. In July 2010, we reclassified our debt securities held in IAHGames from “Marketable Securities – Noncurrent” upon consolidation when we increased our total controlling financial interest in IAHGames to 80 percent. The investment in IAHGames amounted to $5.8 million which was transferred out from “Marketable Securities – Noncurrent” upon consolidation.

The fair value of the marketable debt securities is derived using a discounted cash flow method using unobservable inputs. The discounted cash flow method incorporates adjusted available market discount rate information and our Company’s estimates of liquidity risk, and other cash flow model related assumptions.

In 2009, 2010 and 2011, we recognized other-than-temporary impairments of $11.8 million, $4.5 million and $0, respectively, related to marketable debt securities, which is included in non-operating expenses within “impairment loss on marketable securities and investments” in the Consolidated Statements of Operations.

For liabilities measured at fair value on a recurring basis using significant unobservable inputs (level 3) during 2010 and 2011, a reconciliation of the beginning and ending balances are presented as follows:

(in US$ thousands)	Other liabilities - Warrant Derivative
	2010	2011
Balance at beginning of year	$—	$665
Total (gains) or losses (realized/unrealized) included in earnings	(2,595)	(665)
Purchase	3,260	—

Balance at end of year	$665	$—

The amount of total (gains) or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to liabilities still held at the reporting date.	$(2,595)	$—

IAHGames had warrants outstanding in which the holder may purchase an aggregate of 15 percent of IAHGames’ common stock, on a fully diluted basis, at an exercise price of $3.40 per warrant share subject GigaMedia’s share of loss to certain adjustments in accordance with the warrant agreement. The warrants expired upon the expiration of certain game licenses or in certain circumstances in accordance with the warrant agreement. According to the terms of the warrant agreement, if IAHGames subsequently issued additional shares of its common stock, IAHGames was obligated to issue additional warrants to the warrant holder necessary for the holder to maintain its 15 percent share ownership, regardless of whether such additional shares were issued at, above, or below the market price. Because the provisions gave the warrant holder a level of protection that was not afforded to the other holders of IAHGames’ common stock, and since these provisions were not based on inputs to the fair value of a “fixed-for-fixed” forward or option, the warrants were not considered to be indexed to IAHGames’ common stock. As a result, the warrants were accounted for as a derivative liability instrument. As of December 31, 2010, we valued the warrants at approximately $665 thousand using a valuation model and reported the warrants as a liability under the caption “Other liabilities - Other” in the Consolidated Balance Sheets. The key assumptions and related variables used in the valuation model to determine the fair value of the warrants as of December 31, 2010 included certain unobservable inputs and related variables such as risk free rate, volatility, strike price, and dividend yield. In 2010, we recognized a gain of approximately $2.6 million related to the revaluation of the warrants, which is included in non-operating income (expenses) within “gain on fair value changes of warrant derivative” in the Consolidated Statements of Operations.

As a part of the early termination of the management agreement related to Monsoon (please refer to Note 4, “Acquisition”), all the warrants outstanding were cancelled. As a result, we recognized a gain of $665 thousand upon cancellation of the warrants in 2011.

Financial instruments:

The carrying amounts of our Company’s cash, accounts receivable, restricted cash, accounts payable, and short-term debt approximate fair value due to their short-term maturities. The fair value of amounts due to and from related parties is not practicable to estimate due to the related party nature of the underlying transactions.

Assets and Liabilities that are Measured at Fair Value on a Nonrecurring Basis

Assets and liabilities measured at fair value on a nonrecurring basis include measuring impairment when required for long-lived assets. For GigaMedia, long-lived assets measured at fair value on a nonrecurring basis include investments accounted for under the equity method and cost method, property, plant, and equipment, intangible assets, prepaid licensing and royalty fees, and goodwill.

Assets and liabilities measured at fair value on a nonrecurring basis that were determined to be impaired as of December 31, 2010 and 2011 are summarized as below:

(in US$ thousands)	Fair Value measurement Using
Assets	Level 1	Level 2	Level 3	Year Ended December 31, 2011	Total Impairment Losses
(a) Investments - Cost- and equity-method	$—	$—	$3,200	$3,200	$13,327
(c) Goodwill - Resulting from acquisition of IAH and OneNet	—	—	—	—	5,097
(d) Intangible assets - Capitalized software cost	—	—	—	—	40
(d) Intangible assets - Favorable lease right	—	—	—	—	2,543
(e) Prepaid licensing and royalty	—	—	—	—	619

Total	$—	$—	$3,200	$3,200	$21,626

(in US$ thousands)	Fair Value measurement Using
Assets	Level 1	Level 2	Level 3	Year Ended December 31, 2010	Total Impairment Losses
(a) Investments - Equity method	$—	$—	$—	$—	$177
(b) Property, plant and equipment - Information and communication equipment	—	—	—	—	278
(c) Goodwill - Resulting from acquisition of IAH	—	—	9,933	9,933	2,255
(d) Intangible assets - Capitalized software cost	—	—	—	—	1,007
(d) Intangible assets - Non-Compete Contracts	—	—	—	—	323
(e) Prepaid licensing and royalty	—	—	200	200	870
(f) Investment in T2CN	—	—	—	—	22,234

Total	$—	$—	$10,133	$10,133	$27,144

(a) Impairment losses on certain cost method and equity method investments which were determined to be impaired:

In 2010, equity method investments with carrying amounts of $177 thousand were fully written down, resulting in an impairment charge of $177 thousand. In 2011, cost method investments with carrying amounts of $1.4 million were written down to their estimated fair value of $700 thousand, resulting in an impairment charge of $0.7 million, and an equity method investment with a carrying amount of $15.1 million written down to its estimated fair value of $2.5 million, resulting in an impairment charge of $12.6 million. The impairment charges are included in non-operating expenses within “impairment loss on marketable securities and investments” in the Consolidated Statements of Operations.

Cost method and equity method investments are measured at fair value on a nonrecurring basis when declines in fair value are determined to be other-than-temporary, using other observable inputs such as trading prices of similar classes of the stock or using discounted cash flows, incorporating adjusted available market discount rate information and our Company’s estimates for liquidity risk.

(b) Impairment losses on certain property, plant, and equipment which were determined to be impaired:

In 2010, we recorded an impairment loss of $278 thousand against our information and communication equipment. The impairment charges are included in operating expenses within “impairment loss on property, plant and equipment” in the Consolidated Statements of Operations. The impairment charge for the equipment was related to servers used in certain impaired licensed games or internally developed games within our Asian online game and service business for which the carrying amount was determined not to be recoverable from its related future undiscounted cash flows. This equipment was valued using unobservable inputs such as discounted cash flows, incorporating adjusted available market discount rate information and our Company’s estimates for liquidity risk, and other cash flow model - related assumptions.

(c) Impairment losses on goodwill which was determined to be impaired:

Goodwill from the acquisition of IAHGames with a carrying amount of $12.2 million was written down to its estimated fair value of $9.9 million as of December 31, 2010, and fully written down to $0 as of December 31, 2011, after reversal of a contingent liability recorded in connection with the IAH acquisition for $5.9 million, resulting in an impairment charge of $2.3 million in 2010 and $4.0 million in 2011, respectively, which is included within operating expenses in the Consolidated Statements of Operations. The impairment charges resulted as our estimates of future cash flows for IAHGames’ business had been reduced due to lower than expected operating performance results in 2010 and 2011, indicating that the carrying amount of the goodwill from the acquisition of IAHGames could not be fully recovered as of December 31, 2010 and 2011.

Goodwill from the acquisition of OneNet Co., Ltd. (“OneNet”) with a carrying amount of $1.0 million was fully written down to $0 as of December 31, 2011, resulting in an impairment charge of $1.0 million in 2011, which is included within operating expenses in the Consolidated Statements of Operations. The impairment charge resulted as our estimates of future cash flows for OneNet’s business had been reduced due to lower than expected operating performance results in 2011, indicating that the carrying amount of the goodwill from the acquisition of OneNet could not be fully recovered as of December 31, 2011.

Goodwill is valued on a nonrecurring basis when impairment exists, using unobservable inputs such as discounted cash flows, incorporating adjusted available market discount rate information and our Company’s estimates for liquidity risk and other cash flow model related assumptions.

(d) Impairment losses on certain intangible assets which were determined to be impaired:

In 2010 and 2011, capitalized software costs with carrying amounts of $1 million and $40 thousand, respectively, were fully written down, resulting in impairment charges of $1 million and $40 thousand, respectively, included in operating expenses within “impairment loss on prepaid licensing fees and intangible assets” in the Consolidated Statements of Operations. The impairment charges for the capitalized software costs were the result of certain projects within our Asian online game and service business that we ceased further development on, and as a result, we recorded a full impairment of the carrying value of the assets related to these projects.

In addition, as of December 31, 2010, non-compete contracts resulting from the acquisition of IAHGames with carrying amounts of $323 thousand were fully written down, resulting in an impairment charge of $323 thousand; and as of December 31, 2011, the favorable lease right resulting from the acquisition of IAHGames with a carrying amount of $2.5 million was fully written down, resulting in an impairment charge of $2.5 million. Both of the impairments are included in operating expenses within “impairment loss on prepaid licensing fees and intangible assets” in the Consolidated Statements of Operations. The impairment charges resulted as our estimates of future cash flows related to these non-compete contracts and favorable lease right were reduced to lower than originally expected, which indicated that the carrying amount of these intangible assets could not be recovered as of December 31, 2010 and 2011, respectively.

(e) Impairment losses on certain prepaid licensing and royalty fees which were determined to be impaired:

In 2010, prepaid licensing and royalty fees with carrying amounts of $1.1 million were written to their estimated fair values of $200 thousand, resulting in an impairment charge of $870 thousand. In 2011, prepaid licensing and royalty fees with carrying amounts of $619 thousand were fully written down, resulting in an impairment charge of $619 thousand. The impairment charges are included in operating expenses within “impairment loss on prepaid licensing fees and intangible assets” in the Consolidated Statements of Operations. The impairment charges for the prepaid licensing and royalty fees related to certain licensed games within our Asian online game and service business that we stopped operating or for which the carrying amounts of the related assets were determined not to be recoverable from their expected future undiscounted cash flows. The licensing fee games and related royalties are valued on a nonrecurring basis when impairment exists, using unobservable inputs such as discounted cash flows, incorporating adjusted available market discount rate information and our Company’s estimates for liquidity risk, along with other cash flow model related assumptions.

(f) Impairment loss on T2CN which was determined to be impaired:

In connection with our year-end financial reporting process for 2010, we were required to perform an impairment analysis for the Company’s investment in and advances to the entities held by T2CN as of December 31, 2010. As discussed in more detail in Note 5 “Deconsolidation”, given we had been prevented from obtaining the financial information necessary to report the financial results of T2CN, and we had effectively lost control over a majority of T2CN’s assets and its financial reporting process, we decided to completely write-off both the Company’s investment and its advances to T2CN Operating Entities in order to properly reflect GigaMedia’s financial position as of December 31, 2010.

CASH AND CASH EQUIVALENTS	12 Months Ended
Dec. 31, 2011
CASH AND CASH EQUIVALENTS

NOTE 11. CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of the following:

	December 31
(in US$ thousands)	2010	2011
Cash and savings accounts	$69,977	$57,366
Time deposits	1,012	6,631

	$70,989	$63,997

MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2011
Current Assets
MARKETABLE SECURITIES

NOTE 12. MARKETABLE SECURITIES – CURRENT

Marketable securities – current consist of the following:

	December 31
(in US$ thousands)	2010	2011
Available-for-sale securities:
Open-end funds	$3,553	$—
Equity securities	—	42,347

	$3,553	$42,347

All of our Company’s marketable securities – current are classified as available-for-sale. As of December 31, 2010 and 2011, the balances of unrealized gains for marketable securities - current were $521 thousand and $38.8 million, respectively. During 2009, 2010 and 2011, realized gains from the disposal of marketable securities - current amounted to $0, $0, and $535 thousand, respectively. The costs for calculating gains on disposal were based on each security’s average cost.

Noncurrent Assets
MARKETABLE SECURITIES

NOTE 15. MARKETABLE SECURITIES – NONCURRENT

Marketable securities – noncurrent consist of the following:

	December 31
(in US$ thousands)	2010	2011
Available-for-sale securities
Debt securities	$5,454	$5,454
Equity securities	27,935	1,630

	$33,389	$7,084

Our Company’s marketable securities - noncurrent are invested in convertible preferred shares and publicly-traded common shares and are classified as available-for-sale securities.

The preferred shares are convertible into common shares on 1:1 basis, subject to certain adjustments, and shall be automatically converted upon certain conditions outlined in the agreements. The convertible preferred shares are all redeemable based upon certain agreed-upon conditions.

The embedded conversion options of the convertible preferred shares do not meet the definition of derivative instruments defined in the FASB accounting standards codification and therefore are not bifurcated from the preferred share investment.

We have also considered and determined whether our investments in preferred shares are in-substance common shares which should be accounted for under the equity method. Given that our convertible preferred shares have substantive redemption rights and thus do not meet the criteria of in-substance common shares, we have accounted for them as debt securities in accordance with the guidance issued by FASB Accounting Standards Codification.

During 2009, 2010 and 2011, realized gains from the disposal of marketable securities — non-current amounted to $0, $0 and $5.8 million, respectively. The costs for calculating gains on disposal were based on the security’s average cost. In December 2011, our Board of Directors authorized management to dispose of a majority of our equity securities in the first half of 2012. Accordingly, we reclassified those marketable securities as current as of December 31, 2011. (See Note 12 “Marketable Securities – Current”, for additional information.) Pursuant to the authorization, in the first quarter of 2012 we have disposed 16 thousand shares of such marketable securities (valued at $566 thousand as of December 31, 2011) with realized gains of $502 thousand.

ACCOUNTS RECEIVABLE - NET	12 Months Ended
Dec. 31, 2011
ACCOUNTS RECEIVABLE - NET

NOTE 13. ACCOUNTS RECEIVABLE – NET

Accounts receivable consist of the following:

	December 31
(in US$ thousands)	2010	2011
Accounts receivable	$10,348	$9,045
Less: Allowance for doubtful accounts	(842)	(2,594)

	$9,506	$6,451

The following is a reconciliation of changes in our Company’s allowance for doubtful accounts during the years ended December 31, 2009, 2010 and 2011:

(in US$ thousands)	2009	2010	2011
Balance at beginning of year	$254	$200	$842
Additions: Provision for bad debt expense	158	156	1,820
Less: Write-offs	(216)	(219)	(61)
Acquisition - IAHGames	—	691	—
Translation adjustment	4	14	(7)

Balance at end of year	$200	$842	$2,594

OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2011
OTHER CURRENT ASSETS

NOTE 14. OTHER CURRENT ASSETS

Other current assets consist of the following:

	December 31
(in US$ thousands)	2010	2011
Loans receivable - current	$5,761	$5,666
Less: Allowance for loans receivable - current	(5,057)	(5,057)
Deferred income tax assets - current, net (Note 25)	581	759
Other	759	183

	$2,044	$1,551

The following is a reconciliation of changes in our Company’s allowance for loans receivable - current during the years ended December 31, 2009, 2010 and 2011:

(in US$ thousands)	2009	2010	2011
Balance at beginning of year	$2,640	$3,574	$5,057
Additions: Provision for bad debt expenses	934	1,483	—

Balance at end of year	$3,574	$5,057	$5,057

In 2006, our Company entered into a loan agreement for $214 thousand with a third party with no interest. The outstanding principal balance of this loan was due in November 2009, and is currently past due. We do not expect to collect all principal; therefore, we recognized a full provision for the loan of $214 thousand in 2009.

During the period from September 2008 to April 2009, our Company entered into loan agreements in the aggregate of $0.7 million with a company (included in our available-for-sale investments and equity method investments) with interest rates ranging from 9.7 percent to 10.525 percent per annum. Due to the financial status of this available-for-sale investment, we do not expect to collect all principal and interest. Therefore, we recognized a provision for certain loans and interest receivable in the aggregate of $719 thousand in 2009, and ceased to recognize interest income.

As of the date of our deconsolidation of T2CN in July 2010, we had $1.4 million of loans receivable outstanding. As a result of the ongoing dispute, we do not expect to collect these outstanding loans due from T2CN. Therefore, we recognized a full provision for the loans of $1.4 million in 2010. (See Note 5, “Deconsolidation” for additional information.)

INVESTMENTS	12 Months Ended
Dec. 31, 2011
INVESTMENTS

NOTE 16. INVESTMENTS

Investments consist of the following:

	December 31
(in US$ thousands)	2010	2011
Investments accounted for under the equity method	$65,395	$7,615
Investments accounted for under the cost method	1,379	700

	$66,774	$8,315

The Company’s investments in companies that are accounted for under the equity method of accounting consist of the following: (a) a 40 percent interest in Mangas Everest S.A.S. (“Everest Gaming”), which is engaged in the gaming software and service business (See Note 6 “Divestitures” for additional information); (b) a 30 percent interest in Game First International Corporation (“GFI”), an operator and distributor of online games in Taiwan; (c) through August 31, 2011, a 100 percent interest in Monsoon Online Pte Ltd. (“Monsoon”), an operator and distributor of online games in Southeast Asia; (d) an 18 percent interest in East Gate Media Contents & Technology Fund (“East Gate”), a Korean Fund that invests in online game businesses and films; and (e) a 23 percent interest in Digiforce Co., Ltd, an online games service provider in Taiwan. The investments in these companies amounted to $65.4 million and $7.6 million as of December 31, 2010 and 2011, respectively.

As of December 31, 2010 and 2011, the Company’s share of the underlying net assets of Everest Gaming exceeded the carrying value of its investment by $12.4 million and $9.3 million, respectively. The excess results from the difference between the fair value we assigned to the 40 percent retained interest in Everest Gaming at the date the business was deconsolidated, compared to 40 percent of the total fair value of Everest Gaming as determined by BetClic, the purchaser of the 60 percent interest.

From the date of our sale of a 60 percent interest in our online gaming software and service business in 2010 through December 31, 2011, we recognized our share of losses in Everest Gaming under the equity method of accounting which totaled $9.8 million and $49.7 million, respectively, which resulted in a negative investment balance as of December 31, 2011. In accordance with the FASB codification, we charged this negative investment balance against the loan receivable that Everest Gaming has outstanding to us as of December 31, 2011. (See Note 26, “Related Party Transactions”, for additional information.)

We, through IAHGames, made an equity investment in Monsoon in connection with our acquisition of a controlling financial interest in IAHGames. Although IAHGames owns 100 percent of the common stock of Monsoon, prior to September 2011 we determined that Monsoon was not consolidated by IAHGames due to the substantive participating rights that the game licensor had in Monsoon pursuant to Monsoon’s management agreement. From the date of our acquisition of IAHGames through August 31, 2011, we recognized our share of gains (losses) under the equity method of accounting which totaled $(12.6) million and $230 thousand in 2010 and 2011, respectively, which resulted in a negative investment balance. In accordance with the FASB codification, we charged this negative investment balance against to the loan receivable that Monsoon has outstanding to us as of December 31, 2010 and August 31, 2011. (See Note 26, “Related Party Transactions”, for additional information.)

In September 2011, IAHGames, Monsoon and the game licensor entered a transition agreement to early terminate the previous agreement in which the abovementioned substantive participating rights were granted, effective August 31, 2011, and thus restored IAHGames’ full control in Monsoon. Therefore, starting September 1, 2011, we consolidated Monsoon. (See Note 4, “Acquisition”, for additional information.)

Our Company has an 18 percent interest in East Gate, a Korean Limited Partnership. We account for this limited partnership investment under the equity method accounting in accordance with the FASB codification as our interest is not considered to be minor. We have influence over partnership operating and financial policies based on the terms of the partnership agreement.

SHORT-TERM BORROWINGS	12 Months Ended
Dec. 31, 2011
SHORT-TERM BORROWINGS

NOTE 17. SHORT-TERM BORROWINGS

As of December 31, 2010 and 2011, short-term borrowings totaled $12.4 million and $11.8 million, respectively. These amounts were borrowed from certain financial institutions. The annual interest rates on these borrowings ranged from 0.85 percent to 5.56 percent for 2010, and from 1.30 percent to 7.54 percent for 2011. The maturity dates ranged from January 2011 to March 2011 as of December 31, 2010, and fell in late January 2012 as of December 31, 2011. As of December 31, 2010 and 2011, the weighted-average interest rate on total short-term borrowings was 1.835 percent and 2.870 percent, respectively.

As of December 31, 2011, the total amount of unused lines of credit available for borrowing under these agreements was approximately $28.0 million.

During the period from January 2012 to March 2012, we repaid certain short-term borrowings totaling $28.2 million, increased short-term borrowings totaling $3.3 million, and renewed short-term borrowing agreements totaling $23.0 million.

We pledged certain time deposits, land, and buildings as collateral for borrowings from certain financial institutions. The total value of collateral amounted to $6.3 million and $4.2 million as of December 31, 2010 and 2011, respectively, in which time deposits pledged are recorded as restricted cash totaling $5 million and $3 million as of December 31, 2010 and 2011, respectively.

ACCRUED EXPENSES	12 Months Ended
Dec. 31, 2011
ACCRUED EXPENSES

NOTE 18. ACCRUED EXPENSES

Accrued expenses consist of the following:

	December 31
(in US$ thousands)	2010	2011
Accrued advertising expenses	$770	$717
Accrued royalties	1,499	1,269
Accrued professional fees	3,676	3,263
Purchase price adjustment accrual to BetClic	2,326	2,326
Other	2,715	3,059

	$10,986	$10,634

OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2011
OTHER CURRENT LIABILITIES

NOTE 19. OTHER CURRENT LIABILITIES

Other current liabilities consist of the following:

	December 31
(in US$ thousands)	2010	2011
Deferred revenue	$5,249	$4,319
Income taxes payable	4,980	4,251
Other	1,121	749

	$11,350	$9,319

PENSION BENEFITS	12 Months Ended
Dec. 31, 2011
PENSION BENEFITS

NOTE 20. PENSION BENEFITS

Our Company and our subsidiaries have defined benefit and defined contribution pension plans that cover substantially all of our employees.

Defined Benefit Pension Plan

We have a defined benefit pension plan in accordance with the Labor Standards Law of the Republic of China (R.O.C.) for our employees located in Taiwan, covering substantially all full-time employees for services provided prior to July 1, 2005, and employees who have elected to remain in the defined benefit pension plan subsequent to the enactment of the Labor Pension Act on July 1, 2005. Under the defined benefit pension plan, employees are entitled to two base points for every year of service for the first 15 years and one base point for every additional year of service, up to a maximum of 45 base points. The pension payment to employees is computed based on base point and average salaries or wages for the six months prior to approved retirement.

We use a December 31 measurement date for our defined benefit pension plan. As of December 31, 2010 and 2011, the accumulated benefit obligation amounted to $246 thousand and $169 thousand, respectively, and the funded status of accrued pension liability (prepaid pension) amounted to $44 thousand and $(68) thousand (recorded in other assets for $239 thousand and accrued pension liabilities for $171 thousand), respectively. The fair value of plan assets amounted to $255 thousand and $263 thousand as of December 31, 2010 and 2011, respectively. The accumulated other comprehensive income amounted to $236 thousand and $308 thousand as of December 31, 2010 and 2011, respectively. The net periodic benefit cost (income) for 2009, 2010 and 2011 amounted to $76 thousand, $12 thousand and $(18) thousand, respectively.

We have contributed an amount equal to 2 percent of the salaries and wages paid to all qualified employees located in Taiwan to a pension fund (the “Fund”). The Fund is administered by a pension fund monitoring committee (the “Committee”) and deposited in the Committee’s name in the Bank of Taiwan (originally the Central Trust of China, which was dissolved after merger with the Bank of Taiwan on July 1, 2007). Our Company makes pension payments from our account in the Fund unless the Fund is insufficient, in which case we make payments from internal funds as payments become due. We seek to maintain a normal, highly liquid working capital balance to ensure payments are made timely.

We expect to make a contribution of $9 thousand to the Fund in 2012. We do not expect to make any benefit payments through 2020.

Defined Contribution Pension Plans

We have provided defined contribution plans for employees located in Taiwan, the PRC, Hong Kong and Singapore. Contributions to the plans are expensed as incurred.

Taiwan

Pursuant to the new “Labor Pension Act” enacted on July 1, 2005, our Company has a defined contribution pension plan for our employees located in Taiwan. For eligible employees who elect to participate in the defined contribution pension plan, we contribute no less than 6 percent of an employee’s monthly salary and wage and up to the maximum amount of NT$9 thousand (approximately $300), to each of the eligible employees’ individual pension accounts at the Bureau of Labor Insurance each month. Pension payments to employees are made either by monthly installments or in a lump sum from the accumulated contributions and earnings in employees’ individual accounts.

PRC

All PRC employees participate in employee social security plans, including pension and other welfare benefits, which are organized and administered by governmental authorities. We have no other substantial commitments to employees. The premiums and welfare benefit contributions that should be borne by our Company are calculated in accordance with relevant PRC regulations, and are paid to the labor and social welfare authorities.

Hong Kong

According to the relevant Hong Kong regulations, we provide a contribution plan for the eligible employees in Hong Kong. We must contribute at least 5 percent of the employees’ total salaries. For this purpose, the monthly relevant contribution to their individual contribution accounts is subject to a cap of HK$1 thousand (approximately $129). After the termination of employment, the benefits still belong to the employees in any circumstances.

Singapore

In accordance with Singapore regulations, we make contributions to the Singapore Central Provident Fund Scheme, a defined contribution pension plan, for eligible employees. We contribute 14.5 percent of the employees’ gross salaries, subject to a cap of SG$4.5 thousand (approximately $3,500). We have no legal or constructive obligation to pay further contributions if the fund does not hold sufficient assets to pay all employee benefits relating to employee service in the current and preceding financial years.

The total amount of defined contribution pension expenses pursuant to our defined contribution plans for the years ended December 31, 2009, 2010, and 2011 were $1.3 million, $1.0 million, and $896 thousand, respectively.

OTHER LIABILITIES - OTHER	12 Months Ended
Dec. 31, 2011
OTHER LIABILITIES - OTHER

NOTE 21. OTHER LIABILITIES – OTHER

Other current liabilities consist of the following:

	December 31
(in US$ thousands)	2010	2011
Contingent payment of minimum guarantee under licensing agreement (Note 7)	$5,885	$—
Warrant derivative (Note 10)	665	—
Deferred tax liabilities (Note 25)	1,010	1,006
Other	126	9

	$7,686	$1,015

SUBSIDIARY PREFERRED SHARES	12 Months Ended
Dec. 31, 2011
SUBSIDIARY PREFERRED SHARES

NOTE 22. SUBSIDIARY PREFERRED SHARES

In connection with our acquisition of a controlling financial interest in IAHGames, we assumed Class A preferred shares, which are owned by the noncontrolling shareholders. As of December 31, 2010 and 2011, these Class A preferred shares were valued at $1.5 million and $1.8 million, respectively, and both represented 8.9 percent of IAHGames’ accumulated voting interest. The holder of the Class A preferred shares is entitled to cumulative dividends at 10 percent per annum. The preferred shares are redeemable at the holder’s option at any time after the expiration of certain licensed games, and are convertible into ordinary shares at any time. However, pursuant to agreements entered into in connection with our acquisition of IAHGames in July 2010, all Class A preferred shares are to be converted to ordinary shares of IAHGames at the acquisition date. The conversion process has not yet been completed.

As the redemption feature on the Class A preferred stock is not solely within the control of IAHGames, the amount has been presented in the mezzanine section of the Consolidated Balance Sheet. Also, since the Class A preferred shares are not currently redeemable and is not probable that they will become redeemable as a result of our acquisition of IAHGames as described above, the subsequent adjustment for accretion is not required. However, the cumulative dividends for these Class A preferred shares of $148 thousand and $321 thousand for the years ended December 31, 2010 and 2011, respectively, are included as a component of “net income (loss) attributable to the noncontrolling interest” in the Consolidated Statement of Operations.

EQUITY	12 Months Ended
Dec. 31, 2011
EQUITY

NOTE 23. EQUITY

In accordance with Singapore law, our Company’s common stock does not have a par value. In addition, we are not required to have a number of authorized common shares to be issued.

In accordance with R.O.C. law, an appropriation for legal reserve amounting to 10 percent of a company’s net profit is required until the reserve equals the aggregate par value of such Taiwan company’s issued capital stock. As of December 31, 2010 and 2011, the legal reserves of Hoshin GigaMedia Center Inc. (“Hoshin GigaMedia”), which represent a component of our consolidated accumulated deficit, were $3.0 million for each period. The reserve can only be used to offset a deficit or be distributed as a stock dividend of up to 50 percent of the reserve balance when the reserve balance has reached 50 percent of the aggregate paid-in capital of Hoshin GigaMedia.

Under PRC laws and regulations, there are certain foreign exchange restrictions on our Company’s PRC subsidiaries and VIE subsidiaries with respect to transferring certain of their net assets to our Company either in the form of dividends, loans or advances.

As of December 31, 2010 and 2011, our Company’s total restricted net assets, which include paid up capital of PRC subsidiaries and the net assets of VIE subsidiaries in which our Company has no legal ownership, were approximately $2.5 million and $3.6 million, respectively.

On May 20, 2011, our board of directors approved an $11 million share repurchase program of GigaMedia’s common stock. Under the terms of the share repurchase program, GigaMedia could repurchase up to $11 million worth of its issued and outstanding shares during the period starting from June 1, 2011 to November 30, 2011. The repurchases could be made from time to time on the open market at prevailing market prices pursuant to a Rule 10b5-1 plan, subject to restrictions relating to volume, pricing and timing. The timing and extent of any repurchases depended upon market conditions, the trading price of GigaMedia’s shares and other factors. This share repurchase program was implemented in a manner consistent with market conditions, in the interests of our shareholders, and in compliance with GigaMedia’s securities trading policy and relevant Singapore and U.S. laws and regulations. During 2011, repurchases under this program amounted to approximately 5.6 million shares at a cost of $6.0 million. All of the shares repurchased under this program were cancelled by the end of 2011.

SHARE-BASED COMPENSATION	12 Months Ended
Dec. 31, 2011
SHARE-BASED COMPENSATION

NOTE 24. SHARE-BASED COMPENSATION

The following table summarizes the total stock-based compensation expense recognized in our Consolidated Statements of Operations:

(in US$ thousands)	2009	2010	2011
Cost of online game and service revenues	$101	$10	$—
Product development & engineering expenses	59	18	—
Selling and marketing expenses	231	64	62
General and administrative expenses	2,886	2,922	1,122

Pre-tax stock-based compensation expense	3,277	3,014	1,184
Income tax benefit	(382)	(90)	(109)

Total stock-based compensation expense reported in continuing operations	$2,895	$2,924	$1,075

Total stock-based compensation expense reported in discontinued operations, net of tax	$—	$—	$—

There were no significant capitalized stock-based compensation costs at December 31, 2010 and 2011.

(a) Overview of Stock-Based Compensation Plans

2002 Employee Share Option Plan

At the June 2002 annual general meeting of shareholders, the shareholders of our Company approved the GigaMedia Limited 2002 Employee Share Option Plan (the “2002 Plan”) under which up to three million common shares of our Company have been reserved for issuance. All employees, officers, directors, supervisors, advisors, and consultants of our Company are eligible to participate in the 2002 Plan. The 2002 Plan is administered by a committee designated by the board of directors. The committee as plan administrator has complete discretion to determine the exercise price for the option grants, the eligible individuals who are to receive option grants, the time or times when options grants are to be made, the number of shares subject to grant and the vesting schedule. The maximum contractual term for the options under the 2002 Plan is 10 years.

2004 Employee Share Option Plan

At the June 2004 annual general meeting of shareholders, the shareholders of our Company approved the GigaMedia Limited 2004 Employee Share Option Plan (the “2004 Plan”) under which up to seven million common shares of our Company have been reserved for issuance. All employees, officers, directors, supervisors, advisors, and consultants of our Company are eligible to participate in the 2004 Plan. The 2004 Plan is administered by a committee designated by the board of directors. The committee as plan administrator has complete discretion to determine the exercise price for the option grants, the eligible individuals who are to receive option grants, the time or times when options grants are to be made, the number of shares subject to grant and the vesting schedule. The maximum contractual term for the options under the 2004 Plan is 10 years.

2006 Equity Incentive Plan

At the June 2006 annual general meeting of shareholders, the shareholders of our Company approved the GigaMedia Limited 2006 Equity Incentive Plan (the “2006 Plan”) under which up to one million common shares of our Company have been reserved for issuance. The 2006 Plan is administered by a committee designated by the board of directors. The committee as plan administrator has complete discretion to determine the grant of awards under the 2006 Plan. The maximum contractual term for the options under the 2006 Plan is 10 years.

2007 Equity Incentive Plan

At the June 2007 annual general meeting of shareholders, the shareholders of our Company approved the GigaMedia Limited 2007 Equity Incentive Plan (the “2007 Plan”) under which up to two million common shares of our Company have been reserved for issuance. The 2007 Plan is administered by a committee designated by the board of directors. The committee as plan administrator has complete discretion to determine the grant of awards under the 2007 Plan. The maximum contractual term for the options under the 2007 Plan is 10 years.

2008 Equity Incentive Plan

At the June 2008 annual general meeting of shareholders, the shareholders of our Company approved the GigaMedia Limited 2008 Equity Incentive Plan (the “2008 Plan”) under which up to one million common shares of our Company have been reserved for issuance. The 2008 Plan is administered by a committee designated by the board of directors. The committee as plan administrator has complete discretion to determine the grant of awards under the 2008 Plan. The maximum contractual term for the options under the 2008 Plan is 10 years.

2008 Employee Share Purchase Plan

At the June 2008 annual general meeting of shareholders, the shareholders of our Company approved the GigaMedia Limited 2008 Employee Share Purchase Plan (the “2008 ESPP”) under which up to two hundred thousand common shares of our Company were reserved for issuance. Any person who is regularly employed by our Company or our designated subsidiaries shall be eligible to participate in the 2008 ESPP. Pursuant to the 2008 ESPP, our Company would offer the shares to qualified employees on favorable terms. Employees are also subject to certain restrictions on the amount that may be invested to purchase the shares and to other terms and conditions of the 2008 ESPP. The 2008 ESPP is administered by a committee designated by the board of directors. As of December 31, 2011, no shares have been subscribed by qualified employees under the 2008 ESPP.

2009 Equity Incentive Plan

At the June 2009 annual general meeting of shareholders, the shareholders of our Company approved the GigaMedia Limited 2009 Equity Incentive Plan (the “2009 Plan”) under which up to one and a half million common shares of our Company have been reserved for issuance. The 2009 Plan is administered by a committee designated by the board of directors. The committee as plan administrator has complete discretion to determine the grant of awards under the 2009 Plan. The maximum contractual term for the options under the 2009 Plan is 10 years.

2009 Employee Share Purchase Plan

At the June 2009 annual general meeting of shareholders, the shareholders of our Company approved the GigaMedia Limited 2009 Employee Share Purchase Plan (the “2009 ESPP”) under which up to two hundred thousand common shares of our Company have been reserved for issuance. To be eligible, employees must be regularly employed by us or our designated subsidiaries. Employees are also subject to certain restrictions on the amount that may be invested to purchase the shares and to other terms and conditions of the 2009 ESPP. The 2009 ESPP is administered by a committee designated by the board of directors. As of December 31, 2011, no shares have been issued to employees under the 2009 ESPP.

2010 Equity Incentive Plan

At the June 2010 annual general meeting of shareholders, the shareholders of our Company approved the GigaMedia Limited 2010 Equity Incentive Plan (the “2010 Plan”) under which up to one million common shares of our Company have been reserved for issuance. The 2010 Plan is administered by a committee designated by the board of directors. The committee as plan administrator has complete discretion to determine the grant of awards under the 2010 Plan. The maximum contractual term for the options under the 2010 Plan is 10 years.

2010 Employee Share Purchase Plan

At the June 2010 annual general meeting of shareholders, the shareholders of our Company approved the GigaMedia Limited 2010 Employee Share Purchase Plan (the “2010 ESPP”) under which up to two hundred thousand common shares of our Company have been reserved for issuance. To be eligible, employees must be regularly employed by us or our designated subsidiaries. Employees are also subject to certain restrictions on the amount that may be invested to purchase the shares and to other terms and conditions of the 2010 ESPP. The 2010 ESPP is administered by a committee designated by the board of directors. As of December 31, 2011, no shares have been issued to employees under the 2010 ESPP.

Summarized below are the general terms of our stock-based compensation plans, for which awards have been granted as of December 31, 2011.

Stock-Based compensation plan	Granted awards		Vesting schedule	Options’ exercise price	RSUs’ grant date fair value

2002 Plan	3,000,000		immediately upon granting	$0.79	—

2004 Plan	7,703,185	*	immediately upon granting to four years	$0.79~$2.55	—

2006 Plan	1,177,333	**	immediately upon granting to four years	$1.25~$16.6	$2.91~$16.01

2007 Plan	2,755,217	***	immediately upon granting to four years	$2.47~$18.17	$2.47~15.35

2008 Plan	1,000,000		immediately upon granting to six years	$2.47~$4.24	—

2009 Plan	1,500,000		immediately upon granting to four years	$2.47	—

2010 Plan	1,000,000		three years	$1.05	—

*	The granted awards, net of forfeited or canceled shares, were within reserved shares of seven million common shares.
**	The granted awards, net of forfeited or canceled shares, were within reserved shares of one million common shares.
***	The granted awards, net of forfeited or canceled shares, were within reserved shares of two million common shares.

Options and Restricted Stock Units (“RSUs”) generally vest over the schedule described above. Certain RSUs provide for accelerated vesting if there is a change in control. All options and RSUs are expected to be settled by issuing new shares.

(b) Options

In 2009, 2010 and 2011, 543,049, 200,500 and 0 options were exercised, and cash received from the exercise of stock options was $1.3 million, $0.2 million and $0 million, respectively, which resulted in no significant tax benefit realized on a consolidated basis.

Our Company uses the Black-Scholes option-pricing model to estimate the fair value of stock options granted to employees. There were no stock options granted in 2009. The following table summarizes the assumptions used in the model for options granted during 2010 and 2011:

	2010	2011
Option term (years)	6.48	5.99
Volatility	65%	58.89%~63.03%
Weighted-average volatility	65%	59%
Risk-free interest rate	2.77%	2.14%~2.31%
Dividend yield	0%	0%
Weighted-average fair value of option granted	$1.55	$0.60

Option term. The expected term of the options granted represents the period of time that they are expected to be outstanding. Our Company estimates the expected term of options granted based on historical experience with grants and option exercises.

Expected volatility rate. An analysis of historical volatility was used to develop the estimate of expected volatility.

Risk-free interest rate. The risk-free interest rate is based on yields of U.S. Treasury bonds for the expected term of the options.

Expected dividend yield. The dividend yield is based on our Company’s current dividend yield.

Option transactions during the last three years are summarized as follows:

	2009		2010		2011
	Weighted Avg. Exercise Price	No. of Shares (in thousands)	Weighted Avg. Exercise Price	No. of Shares (in thousands)	Weighted Avg. Exercise Price	No. of Shares (in thousands)	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value (in thousands)
Balance at January 31	$2.47	8,287	$2.36	7,689	$2.33	9,780
Options granted	—	—	2.47	2,565	1.06	1,060
Options exercised	2.42	(543)	0.87	(201)	—	—
Options Forfeited /canceled /expired	17.98	(55)	5.66	(273)	2.72	(1,347)

Balance at December 31	$2.36	7,689	$2.33	9,780	$2.13	9,493	$4.62	208

Exercisable at December 31	$1.65	6,420	$2.04	7,190	$2.19	7,754	$3.73	208

Vested and expected to vest at December 31	$2.36	7,689	$2.33	9,780	$2.13	9,493	$4.62	208

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value (the difference between GigaMedia’s closing stock price on the last trading day of 2011 and the fair value of the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had they exercised their options on December 31, 2011. This amount changes based on the fair market value of GigaMedia’s stock. The total intrinsic value of options exercised for the years ended December 31, 2009, 2010, and 2011 were $0.8 million, $0.3 million, and $0 million, respectively.

As of December 31 2011, there was approximately $1.4 million of unrecognized compensation cost related to nonvested options. That cost is expected to be recognized over a period of 2.27 years.

The following table sets forth information about stock options outstanding at December 31, 2011:

Options outstanding			Option currently exercisable
Exercise price	No. of Shares (in thousands)	Weighted average remaining contractual life	Exercise price	No. of Shares (in thousands)
Under $1	5,201	2.50 years	Under $1	5,201
$1~$10	3,676	7.44 years	$1~$10	1,937
$10~$20	616	5.65 years	$10~$20	616

	9,493			7,754

(c) RSUs

Nonvested RSUs during 2010 and 2011 were as follows:

	2010		2011
	Number of units (in thousands)	Weighted- average grant date fair value	Number of units (in thousands)	Weighted- average grant date fair value
Nonvested at January 1	640	$9.83	390	$10.99
Granted	119	2.68	323	3.01
Vested	(201)	4.88	(80)	2.99
Forfeited	(168)	8.00	(633)	7.92

Nonvested at December 31	390	10.99	—	—

The fair value of RSUs is determined and fixed on the grant date based on our stock price. The fair value of RSUs granted during the years ended December 31, 2009, 2010 and 2011 was $0.6 million, $0.3 million and $1.0 million, respectively. The total fair value of RSUs vested during the years ended December 31, 2009, 2010 and 2011 was $0.9 million, $1.0 million and $0.2 million, respectively, which resulted in no significant tax benefit realized on a consolidated basis.

As of December 31 2011, there was no unrecognized compensation cost related to nonvested RSUs. Our Company received no cash from employees as a result of employee stock award vesting and the forfeiture of RSUs during 2009, 2010 and 2011.

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES

NOTE 25. INCOME TAXES

Income (loss) from continuing operations before income taxes by geographic location is as follows:

(in US$ thousands)	For the years ended December 31
	2009	2010	2011
U.S. operations	$1,324	$5,678	$(1,444)
Non-U.S. operations	(56,909)	2,990	(70,431)

	$(55,585)	$8,668	$(71,875)

Income tax provision (benefit) from continuing operations by geographic location is as follows:

(in US$ thousands)	For the years ended December 31
	2009	2010	2011
U.S. operations	$557	$4,992	$(616)
Non-U.S. operations	(40)	2,268	371

	$517	$7,260	$(245)

The components of income tax provision (benefit) from continuing operations by taxing jurisdiction are as follows:

(in US$ thousands)	For the years ended December 31
	2009	2010	2011
U.S. Federal :
Current	$863	$4,244	$(493)
Deferred	(443)	20	—

	$420	$4,264	$(493)

U.S. State and Local :
Current	$156	$617	$(123)
Deferred	(19)	111	—

	$137	$728	$(123)

Non - U.S. :
Current	$967	$2,032	$77
Deferred	(1,007)	236	294

	$(40)	$2,268	$371

Total income tax provision (benefit)	$517	$7,260	$(245)

A reconciliation of our effective tax rate related to continuing operations to the statutory U.S. federal tax rate is as follows:

	For the years ended December 31
	2009	2010	2011
Federal statutory rate	34.00%	34.00%	34.00%
State and local - net of federal tax benefit	8.14%	6.69%	5.45%

Foreign tax differential	(43.53%)	(88.75%)	(14.58%)

Permanent differences	2.18%	31.58%	(2.75%)

Change in valuation allowance	(1.73%)	52.73%	(21.70%)
Tax effect of earnings for equity method investees and certain subsidiaries	—	42.72%	(0.02%)
Other	0.01%	4.79%	(0.06%)

Effective rate	(0.93%)	83.76%	0.34%

In 2010, the primary reason for the increase in the income tax provision and the effective income tax rate was due to the sale of 60 percent of our gaming software and service business. (See Note 6, “Divestiture”, for additional information.) The income tax provision related to the sale of the gaming software and service business was approximately $6.1 million, which represented approximately 70 percent of our income from continuing operations.

The provision (benefit) for income taxes attributable to discontinued operations was $0 for each of the years ended December 31, 2009, 2010 and 2011, respectively.

Significant components of our deferred tax assets consist of the following:

(in US$ thousands)	December 31
	2010	2011
Net operating loss carryforwards	$4,880	$9,901
Deferred revenue	9	—
Loss on equity method investment	2,813	15,621
Share-based compensation	162	190
Impairment charges	16	97
Pension expense	33	29
Depreciation	52	111
Other	18	66

	7,983	26,015
Less: valuation allowance	(7,402)	(25,256)

Deferred tax assets - net	$581	$759

As of December 31, 2010 and 2011, all of the net deferred tax assets were reported as current and included in other assets on the balance sheet.

Significant components of our deferred tax liabilities consist of the following:

(in US$ thousands)	December 31
	2010	2011
Depreciation and amortization	$117	$344
Tax effect on undistributed earnings of equity method investees	1,010	662

Deferred tax liabilities	$1,127	$1,006

As of December 31, 2010 and 2011, $1.1 million and $1.0 million, respectively, of deferred tax liabilities were reported as non-current deferred tax liabilities and included in other liabilities.

A reconciliation of the beginning and ending amounts of our valuation allowance on deferred tax assets for the years ended December 31, 2009, 2010 and 2011 are as follows:

(in US$ thousands)	For the years ended December 31,
	2009	2010	2011
Balance at beginning of year	$106	$1,068	$7,402
Subsequent reversal/utilization of valuation allowance	(45)	(12)	(270)
Additions to valuation allowance	1,006	4,583	15,597
Divestitures	—	(874)	—
Acquisitions	—	2,624	2,491
Exchange differences	1	13	36

Balance at end of year	$1,068	$7,402	$25,256

In 2009, the valuation allowance on the deferred tax assets increased by $962 thousand to $1.1 million primarily because we determined that certain subsidiaries and VIE subsidiaries of our online game and service business were not likely to be able to utilize all of the deferred tax assets based on their estimated future taxable income.

In 2010, the valuation allowance on the deferred tax assets increased by $6.3 million to $7.4 million primarily due to the acquisition of IAHGames. IAHGames had successive losses in prior years and therefore we do not believe that sufficient objective, positive evidence existed at the date of our acquisition to conclude that the realization of the deferred tax assets that we acquired from IAHGames was more likely than not. We also provided a valuation allowance against deferred tax assets related to certain of our other subsidiaries, as they are not likely to be able to utilize all of their deferred tax assets based on their estimated future taxable income.

In 2011, the valuation allowance on the deferred tax assets increased by $17.9 million to $25.3 million primarily due to the evaluation of the loss related to our investment in Everest Gaming. We provided a valuation allowance against the deferred tax asset related to our investment loss in Everest Gaming as we believe that the subsequent disposal of this investment will not likely offset the related deferred tax asset based on our estimation of any future disposal gain, as Everest Gaming has had successive losses, and therefore we do not believe that sufficient objective, positive evidence exists to conclude that the realization of the deferred tax asset related to our investment losses in Everest Gaming is more likely than not.

As of December 31, 2011, the Company had net operating loss carryforwards available to offset future income, amounting to $54.3 million. Below is the breakdown of the expiration of the net operating loss carryforwards in major jurisdictions:

(in US$ thousands)
Jurisdiction	Amount	Expiring year
Singapore	$35,455	indefinite
Hong Kong	8,535	indefinite
China	3,946	2016
Taiwan	2,823	2021
Other	3,550

	$54,309

Under Singapore tax regulations, foreign-sourced dividend income used for capital expenditures, including investments, and repayment of borrowings, would not be deemed as remitted to Singapore and is therefore not taxable.

Uncertain Tax Positions

A reconciliation of the beginning and ending amount of unrecognized tax benefits (excluding the effects of accrued interest) for the years 2009, 2010 and 2011 are as follows:

(in US$ thousands)	Amount
Balance at January 1, 2009	$—
Increase for prior year tax positions	220
Increase for current year tax positions	460
Exchange differences	22

Balance at December 31, 2009	702
Acquisition of IAHGames	535
Increase for prior year tax positions	194
Increase for current year tax positions	323
Decrease due to settlement	(166)
Exchange differences	79

Balance at December 31, 2010	1,667
Increase for current year tax positions	451
Exchange differences	(39)

Balance at December 31, 2011	$2,079

As of December 31, 2009, 2010 and 2011, there were approximately $0.7 million, $1.7 million and $2.1 million of unrecognized tax benefits that if recognized would affect the effective tax rate.

Interest and penalties related to income tax liabilities are included in income tax expense. In 2009, 2010 and 2011, there were no significant interest and penalties recognized in income tax expense.

Our major tax jurisdictions are located in Taiwan, the PRC, and Singapore. As of December 31, 2011, the income tax filings under tax jurisdictions located in Taiwan have been examined through 2008, but we have filed appeals for the 2006, 2007 and 2008 tax filings. Our Company also files income tax returns in the United States federal and state jurisdictions. The tax authority in the U.S. is currently examining the 2008 and 2009 amended tax filing.

In 2009, 2010 and 2011, our unrecognized tax benefits were related to research and development credits and were also related to amortization of goodwill and intangible assets resulting from the acquisition of FunTown. For research and development credits, these unrecognized tax benefits were settled with tax authorities though the 2008 tax filings. For amortization of goodwill and intangible assets resulting from the acquisition of FunTown, the income tax authority has proposed adjustments on the amortization for our 2006, 2007 and 2008 tax filings. We have filed appeals for these amortization adjustments but haven’t received a response from the tax authority.

In 2010 and 2011, our unrecognized tax benefits increased due to the acquisition of IAHGames. These unrecognized tax benefits primarily relate to certain related party transactions.

The amount of unrecognized tax benefits may increase or decrease in the future for various reasons such as current year tax positions, expiration of statutes of limitations, litigation, legislative activity, or other changes in facts regarding realizability. However, at this time, an estimate of the potential range of change cannot be reasonably made.

RELATED-PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED-PARTY TRANSACTIONS

NOTE 26. RELATED-PARTY TRANSACTIONS

In 2010 and 2011, a key manager of Waterland Financial Holdings (“Waterland”) was one of our directors, from whom we had short-term indebtedness to support our current operations. The largest amounts of outstanding short-term indebtedness to Waterland during the years ended December 31, 2010 and 2011 were $1.5 million and $1.7 million, respectively. As of December 31, 2010 and 2011, we did not have any indebtedness owed to Waterland.

We, through IAHGames, made an equity investment in Monsoon in connection with our acquisition of IAHGames with effect from July 1, 2010. In 2010, prior to our acquisition, IAHGames loaned $5.0 million to Monsoon to support Monsoon’s current operations at interest of 7 percent per annum. In addition, from September to December 2010, we loaned an additional $5.1 million to Monsoon to support its operation at an interest rate of 7 percent per annum. The largest amount outstanding to Monsoon from July 1, 2010 through August 31, 2011, after which we began to consolidate Monsoon, was $10.3 million. As of August 31, 2011, the balance of this loan receivable was $3.2 million, after being reduced in connection with absorbing additional losses of Monsoon as discussed in more detail in Note 16, “Investments”.

During 2011, our Company entered into loan agreements in the aggregate of $5.2 million with Everest Gaming, with interest rates of 3 percent per annum. As of December 31, 2011, the balance of this loan receivable was nil after being reduced in connection with absorbing additional losses of Everest Gaming (as discussed in more detail in Note 16, “Investments”) and considering the financial status of Everest Gaming, from which we do not expect to collect all principal and interest. We also reversed the interest recognized previously on these loans and ceased to recognize interest income going forward.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES

NOTE 27. COMMITMENTS AND CONTINGENCIES

Commitments

(a) Operating Leases

We rent certain properties which are used as office premises under lease agreements that expire at various dates through 2025. The following table sets forth our future aggregate minimum lease payments required under these operating leases, as of December 31, 2011:

(in US$ thousands)
Year	Amount
2012	$1,472
2013	1,193
2014	1,146
2015	1,149
2016	481
2017 and after	1,128

$6,569

Rental expense for operating leases amounted to $5.1 million, $3.0 million and $2.5 million for the years ended December 31, 2009, 2010 and 2011, respectively.

(b) License Agreements

We have contractual obligations under various license agreements to pay the licensors license fees and minimum guarantees against future royalties. The following table summarizes the committed license fees and minimum guarantees against future royalties set forth in our significant license agreements as of December 31, 2011.

(in US$ thousands)	License fees	Minimum guarantees against future royalties	Total
Minimum required payments:
In 2012	$559	$100	$659
After 2012	6,300	1,500	7,800

	$6,859	$1,600	$8,459

The initial minimum guarantees against future royalties and license fees are not required to be paid until the licensed games are commercially released or until certain milestones are achieved, as stipulated in the individual license agreements. The remaining minimum guarantees are generally required to be paid within three years subsequent to the commercial release dates of the licensed games.

Contingencies

We are subject to legal proceedings and claims that arise in the normal course of business. We believe the ultimate liabilities with respect to these actions will not have a material adverse effect on our financial condition, results of operations or cash flows. (See Note 28, “Litigation”, for additional information.)

LITIGATION	12 Months Ended
Dec. 31, 2011
LITIGATION

NOTE 28. LITIGATION

(a) Class Action

In December 2001, a class action lawsuit was filed in the United States District Court for the Southern District of New York (“District Court”) against our Company in connection with the initial public offering of our stock.

The complaint alleged that we violated Section 11 and Section 15 of the Securities Exchange Act of 1933 and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder. In October 2002, plaintiffs voluntarily dismissed the individual defendants without prejudice. On February 19, 2003, the court issued an opinion and order on defendants’ motions to dismiss, which granted the motions in part and denied the motions in part. As to GigaMedia, the Rule 10b-5 claims were dismissed without prejudice, while the Section 11 claims survived the motion. Discovery in the actions commenced.

In June 2004, plaintiffs and issuer defendants, including our Company, presented the executed settlement agreement (the “Issuers’ Settlement”) to the judge during a court conference. Subsequently, plaintiffs and issuer defendants made a motion for preliminary approval of the settlement agreement. The key terms of the Issuers’ Settlement included: 1) the insurers of the issuers would provide an undertaking to guarantee that the plaintiffs would recover a total of $1 billion; 2) the insurers would pay up to $15 million for the notice costs arising from the settlement; 3) the issuers would assign their interest in certain claims against the underwriters to a litigation trust, represented by plaintiffs’ counsel; and 4) the plaintiffs would release all of the settling issuer defendants. That is, if plaintiffs were successful in recovering more than $1 billion from the underwriters, the issuer defendants would not be obligated to pay any additional amounts. If plaintiffs recovered less than $1 billion from the underwriters, the insurers would pay the deficit between $1 billion and the amount received from the underwriters.

On February 15, 2005, the judge issued an opinion and order granting preliminary approval to the settlement agreement subject to a narrowing of the proposed bar order as to only contribution claims. On April 24, 2006, the court held a fairness hearing on the proposed Issuers’ Settlement, which was subject to the court’s approval.

On December 5, 2006, the United States Court of Appeals for the Second Circuit issued an opinion vacating the District Court’s class certification in the six focus cases, which do not include the Company. Because the Second Circuit’s opinion was directed to class certification in the focus cases, the opinion’s effect on the proposed class to be certified by the District Court in connection with the Issuers’ Settlement was unclear.

On December 15, 2006, the District Court held a conference with all counsel in the IPO securities class action lawsuit to discuss the impact of the foregoing opinion. In the conference, the District Court agreed to stay all proceedings, including discovery and consideration of the Issuers’ Settlement, pending further decisions from the Second Circuit.

On January 5, 2007, plaintiffs filed a petition in the Second Circuit for rehearing and rehearing en banc regarding the decision on class certification (the “Petition”). On April 6, 2007, the Second Circuit rendered its decision which denied the Petition.

In April, May, and June 2007, the District Court held several conferences to discuss the issues regarding class certification, statute of limitations, the Issuers’ Settlement and discovery. In June 2007, a stipulation terminating the Issuers’ Settlement was submitted to the District Court.

In September 2007, discovery moved forward in the six focus cases, which do not include the Company. Plaintiffs filed amended complaints against the focus case issuer and underwriter defendants and moved for class certification in those actions. In November 2007, the underwriters and issuers filed motions to dismiss the amended complaints in the focus cases.

In December 2007, plaintiffs filed their opposition to defendants’ motions to dismiss. In January 2008, defendants filed their reply briefs in further support of the motions to dismiss.

On or about March 26, 2008, the District Court granted in part and denied in part the motion to dismiss the focus cases. The motion to dismiss was granted only as to claims brought under Section 11 of the Securities Act by plaintiffs who sold their securities for a price in excess of the initial offering price and by those plaintiffs who purchased outside the previously certified class period.

On April 9, 2008, the underwriters filed a motion for reconsideration of the holding in the March 26, 2008 opinion that the Section 11 claims against the focus case issuer was not time barred, on the basis that no Section 11 class in that case was certified in 2004. The issuers joined in that motion on behalf of the focus case issuer by letter to the District Court on April 10, 2008.

In December 2007, the issuers filed their oppositions to class certification in the focus cases. In March 2008, plaintiffs filed their reply brief in further support of class certification. The underwriters and issuers submitted sur-replies in further opposition to class certification on April 22, 2008, addressing issues related to the deposition of the plaintiffs’ expert.

As set forth in Plaintiffs’ Motion For Preliminary Approval of the Settlement and accompanying documents, which were filed on April 2, 2009, after eight years of litigation all parties to the IPO Cases have agreed to settle the actions on a global basis (the “IPO Settlement Agreement”). Pursuant to the IPO Settlement Agreement, the defendants have agreed to pay $586 million in total to settle all 309 IPO Cases, including the GigaMedia action. The agreement to settle was reached after a lengthy mediation followed by months of negotiation to reach agreement on the details. As to our Company’s portion of the settlement payment, our insurance companies are paying the entire settlement amount.

In June 2009, the District Court granted the plaintiffs’ motion for preliminary approval of the IPO Settlement Agreement. Subsequently, in October 2009, the judge granted final approval to the settlement. Certain objectors have filed notices of appeal to the United States Circuit Court for the Second Circuit seeking to reverse or vacate the order granting final approval to the IPO Settlement Agreement. However, no briefs have been filed yet with respect to these appeals.

In January 2010, the IPO Settlement Agreement required that the IPO Securities Litigation Settlement Fund (the “Settlement Fund”) be treated as a Qualified Settlement Fund within the meaning of Treasury Regulation 1.468B-1 and that each transferor of funds to the Settlement Fund provide a statement to the administrators of the Settlement Fund pursuant to Treasury Regulation 1.468B-3(e) by January 31, 2010. Liaison counsel for the issuers has submitted a combined statement on behalf of all such issuers. Six notices of appeal and one petition to appeal the certified class have been filed and all but two of the six have been withdrawn. In October 2010, for the two appeals that were not withdrawn, plaintiffs-appellants filed their opening briefs. The opening briefs challenged the settlement on several grounds, including certification of the classes, the fees, and the expenses awarded to the plaintiffs' counsel. On December 30, 2010, the answering briefs were filed, and on May 17, 2011, the Second Circuit issued a ruling on the two remaining appeals, granting the motion to dismiss one of the appeals, and remanding the other appeal back to the District Court to determine procedural issues relating to standing.

The remaining objector filed an appeal of that decision on September 23, 2011. Plaintiffs moved to dismiss the appeal on October 25, 2011, on the basis of, inter alia, lack of standing. The remaining objector opposed Plaintiffs’ motion on November 3, 2011, and Plaintiffs filed their reply brief on October 14, 2011. This last objector in the IPO Settlement Agreement reached an agreement with the Plaintiffs, and on January 9, 2012, the parties executed a Stipulation of Dismissal, wherein the only pending appeal was withdrawn with prejudice. As a result, the appeals process has now been completed.

We had an insurance policy with American Insurance Group with $10 million of liability coverage when the class action lawsuit was made. We believe that the insurance coverage is sufficient to cover the liability arising from the settlement and claim.

(b) World Series of Poker Litigation

On or about March 21, 2008, Harrah’s License Company, LLC (now Caesars License Company, LLC, the “CLC”) entered into an agreement with UIM, Global Interactive Services, Inc., and Cambridge Interactive Development Corporation regarding certain promotional rights for the 2008, 2009, and 2010 World Series of Poker events (the “Promotional Agreement”). In May 2009, all rights and obligations of Harrah’s License Company, LLC under the Promotional Agreement were assigned to and assumed by Caesars Interactive Entertainment, Inc. (“CIE”).

UIM filed a complaint against Harrah’s License Company, LLC (now CLC) (“UIM Complaint”), in the United States District Court for the District of Nevada, on or about April 1, 2010 (the “UIM Action”). UIM stated claims against Harrah’s for: 1) breach of the Promotional Agreement; 2) breach of the implied covenant of good faith and fair dealing; 3) unjust enrichment; 4) declaratory relief; and 5) injunctive relief. The complaint seeks compensatory damages, a declaration that Harrah’s materially breached the Promotional Agreement and the Promotional Agreement is therefore terminated as of April 1, 2010, an injunction precluding Harrah’s from violating the Promotional Agreement pending the outcome of the litigation, and attorney fees and costs.

Harrah’s Interactive Entertainment, Inc. (now CIE) filed a complaint against UIM and GigaMedia Limited (“Caesars Complaint”) in the United States District Court for the District of Nevada, on or about April 27, 2010 (the “Caesars Action”). Harrah’s Interactive Entertainment, Inc. (now CIE) stated claims against UIM for: 1) breach of the Promotional Agreement; 2) breach of the implied covenant of good faith and fair dealing; and, 3) unjust enrichment, and included GigaMedia Limited as a defendant for tortious interference with contractual relations.

UIM filed an amended complaint against Harrah’s License Company, LLC (now CLC) (“UIM Amended Complaint”), in the UIM Action, on or about May 14, 2010. UIM asserted a new claim for fraud in the inducement and abandoning its claim for a preliminary injunction.

Everest Gaming Limited filed a complaint for trademark infringement against Harrah’s Interactive Entertainment, Inc. (now CIE) and Harrah’s License Company, LLC (now CLC) (“Everest Complaint”), in the United States District Court for the District of Nevada, on or about June 11, 2010 (the “Everest Action”).

UIM filed an answer to the Caesars Complaint and counterclaims against Harrah’s Interactive Entertainment, Inc. (now CIE) (“UIM Answer and Counterclaim”) in the Caesars Action on or about June 11, 2010.

The UIM Action, the Caesars Action, and the Everest Action (collectively the “Consolidated Action”) were consolidated by order of the Court into one case on or about August 6, 2010.

Harrah’s License Company, LLC (now CLC) filed an answer and affirmative defenses to the UIM Amended Complaint (“CLC Answer”) in the Consolidated Action on or about September 29, 2010. Harrah’s Interactive Entertainment, Inc. (now CIE) filed an answer and affirmative defenses to the UIM Answer and Counterclaim (“CIE Answer”) in the Consolidated Action on or about September 29, 2010. Harrah’s Interactive Entertainment, Inc. (now CIE) filed an answer and affirmative defenses to the Everest Complaint (“CIE Everest Answer”) in the Consolidated Action on or about October 20, 2010.

On December 1, 2010, Mangas Gaming S.A.S. changed its name to BetClic Everest Group. As a result of the name change, BetClic Everest Group bears all rights and obligations formerly held by Mangas Gaming S.A.S. relating to the Actions.

CIE filed an amended complaint against the UIM Parties (“Caesars Amended Complaint”) in the Consolidated Action on or about January 27, 2011. The UIM Parties include Mangas Everest S.A.S., UIM, GigaMedia Limited, Everest Gaming Limited, and BetClic Everest Group.

The UIM Parties filed an answer to Caesars Amended Complaint (“UIM Parties Answer”) in the Consolidated Action on or about February 25, 2011. The UIM Parties filed an amended answer to Caesars Amended Complaint (“UIM Parties Amended Answer”) in the Consolidated Action on or about March 15, 2011.

The Caesars Parties (CIE collectively with CLC) and the UIM Parties entered into a Settlement Agreement and Release on August 12, 2011 whereby the Parties agree to execute and deliver to the United States District Court for the District of Nevada a joint stipulation to dismiss the Consolidated Action with prejudice. The Parties to the Settlement Agreement and Release have also waived all present and future claims, known and unknown, including but not limited to all claims alleged, or that could have been alleged, or that could be alleged, in the Actions or that in any way relate to the Promotional Agreement, and all claims relating to or arising out of any local, state, federal, or foreign statute, ordinance, regulation, order, or common law. The total settlement amount of US$5.75 million, of which GigaMedia was liable for US$2.3 million, has been paid to CIE.

(c) Dispute with the former head of GigaMedia’s online games business in the PRC and former Chief Executive Officer of T2CN (“Wang Ji”)

Due to the dispute related to our Asian online game and service business in the PRC with Wang Ji, the former head of our Asian online game and service business in the PRC, that arose in July 2010, we had been prevented from obtaining and did not have access to the financial information of the T2CN Operating Entities. While we were not aware that there had been any disruption to the ordinary business operations of the T2CN Operating Entities, no dividends or service fees had been declared or paid to the Company since the dispute began.

We believe that Wang Ji currently had in his possession, among other things, the company seals, financial chops and business registration certificates of the T2CN Operating Entities. We had filed lawsuits against Wang Ji in the courts of the PRC, Hong Kong, Singapore and the British Virgin Islands seeking to recover, among other things, the tangible property of T2 Technology, J-Town and T2 Entertainment, including the company seals, financial chops and business certificates. The lawsuits asserted a number of claims, including, among others, breach of fiduciary duty and conversion. In these matters, the Company was seeking to recover, among other things, the tangible property of T2 Technology, J-Town and T2 Entertainment, including the company seals, financial chops and business certificates, and monetary damages.

On December 2, 2011, GigaMedia China Limited, Hornfull Limited, and Hangzhou NewMargin entered into an agreement whereby GigaMedia China Limited agreed to sell all of its ownership interest in T2CN to Hornfull Limited and Hangzhou NewMargin agreed to guarantee the payment and performance of Hornfull Limited under the agreement. On December 14, 2011, the parties completed the sale and purchase of the T2CN shares. Pursuant to the parties' agreement, GigaMedia China Limited sold all of its 43,633,681 shares of T2CN, representing a 67.087% interest in the company, to Hornfull Limited for a cash payment of US$4,738,588. Hornfull Limited also reimbursed GigaMedia China Limited US$789,765 in cash for legal fees incurred by GigaMedia in connection with the T2CN dispute.

Hornfull Limited and Hangzhou NewMargin are private companies incorporated in the British Virgin Islands and the PRC, respectively.

After extensive deliberation and consultation with its valuation expert, and outside legal counsel, GigaMedia’s board of directors concluded that the sale of GigaMedia’s ownership interest in T2CN to Hornfull Limited was in the best interest of GigaMedia's shareholders.

In connection with the sale of its ownership interest in T2CN, GigaMedia has entered into a settlement agreement to resolve all of its civil legal disputes with the former head of its Asian online game and service business in the PRC and former Chief Executive Officer of T2CN, Wang Ji.

On December 2, 2011, GigaMedia, GigaMedia China Limited, T2CN, T2 Entertainment, T2 Technology, J-Town, T2CN Information Technology (Beijing) Co., Ltd. (“T2 Beijing”), T2 Advertisement, Jinyou, Pemberley Pte Ltd. (“Pemberley”), Wang Ji, Chiang Hsiang Jen, Lu Ning, and Ji Min entered into a settlement agreement to resolve all civil litigation related to T2CN and its operating entities in the PRC, Singapore, the United States, the British Virgin Islands, and Hong Kong. The settlement agreement does not resolve any criminal proceedings. On December 14, 2011, the settlement agreement was finalized. As a result of the settlement agreement, each civil action has been or will be withdrawn or dismissed.

Several parties, including the parties to the settlement agreement, have also entered into a waiver and mutual release in which all parties waived all present and future claims, known and unknown, in connection with T2CN and T2CN’s operating entities.

SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2011
SEGMENT INFORMATION

NOTE 29. SEGMENT INFORMATION

Segment data

We have identified two reportable segments: an online gaming software and service business segment and an Asian online game and service business segment. The online gaming software and service business segment mainly derives its revenues from developing and licensing online games of chance and skill. Subsequent to the sale transaction with BetClic, we have accounted for our 40 percent percentage ownership interest in our gaming software and service business under the equity method accounting, and record gains or losses from our equity method investment in one line on our Consolidated Statement of Operations. The Asian online game and service business segment mainly derives its revenues from recognizing the usage of game playing time or in-game items by the end-users.

Our management relies on an internal management reporting process that provides revenue and segment information for making financial decisions and allocating resources. The results are based on our method of internal reporting and are not necessarily in conformity with GAAP. Management measures the performance of each segment based on several metrics, including revenues and income or loss from operations.

Financial information for each reportable segment was as follows as of and for the years ended December 31, 2009, 2010, and 2011:

(in US$ thousands)	Gaming software and service	Asian online game and service	Total
2009:
Segment profit or loss:
Net revenue from external customers	$112,694	$46,887	$159,581

Income (loss) from operations	$7,472	$(34,649)	$(27,177)

Share-based compensation	$501	$931	$1,432

Impairment loss on prepaid licensing fees and intangible assets	$212	$22,787	$22,999

Impairment loss on property, plant and equipment	$—	$777	$777

Impairment loss on goodwill	$—	$14,103	$14,103

Interest income	$242	$129	$371

Interest expense	$—	$—	$—

Foreign exchange gain (loss)	$521	$(114)	$407

Loss on equity method investments	$—	$87	$87

Impairment loss on marketable securities and investments	$—	$13,719	$13,719

Depreciation	$2,279	$1,500	$3,779

Amortization, including intangible assets	$2,027	$3,120	$5,147

Income tax expense (benefit)	$871	$(101)	$770

Segment assets:
Equity method investments	$—	$222	$222

Additions to property, plant and equipment	$2,731	$2,929	$5,660

Additions to intangible assets	$5,793	$2,307	$8,100

Additions to goodwill	$—	$—	$—

Total assets	$145,776	$111,354	$257,130

The assets of our gaming software and service business segment are presented as assets held for sale and retained ownership of gaming software and service business as of December 31, 2009 in the Consolidated Balance Sheet included in our Form 20-F for the year ended December 31, 2010.

The reconciliation of the segment information to GigaMedia’s consolidated information was not included in the above table, as it is provided below in detail.

(in US$ thousands)	Gaming software and service	Asian online game and service	Total
2010:
Segment profit or loss:
Net revenue from external customers	$25,820	$38,862	$64,682

Income (loss) from operations	$78	$(31,554)	$(31,476)

Share-based compensation	$80	$342	$422

Impairment loss on prepaid licensing fees and intangible assets	$—	$2,200	$2,200

Impairment loss on property, plant and equipment	$—	$278	$278

Impairment loss on goodwill	$—	$2,255	$2,255

Impairment loss on deconsolidation of T2CN	$—	$22,234	$22,234

Interest income	$83	$438	$521

Interest expense	$1	$59	$60

Foreign exchange gain (loss)	$(29)	$91	$62

Loss on equity method investments - net	$9,768	$11,002	$20,770

Impairment loss on marketable securities and investments	$—	$4,677	$4,677

Depreciation	$—	$1,556	$1,556

Amortization, including intangible assets	$—	$2,696	$2,696

Income tax expense	$6,445	$1,118	$7,563

Segment assets:
Equity method investments	$44,472	$20,923	$65,395

Additions to property, plant and equipment	$1,209	$1,534	$2,743

Additions to intangible assets	$1,198	$1,114	$2,312

Additions to goodwill	$—	$12,188	$12,188

Total assets	$168,671	$76,679	$245,350

The reconciliation of the segment information to GigaMedia’s consolidated information was not included in the above table, as it is provided below in detail.

(in US$ thousands)	Gaming software and service	Asian online game and service	Total
2011:
Segment profit or loss:
Net revenue from external customers	$—	$34,395	$34,395

Income (loss) from operations	$(204)	$(15,114)	$(15,318)

Share-based compensation	$—	$308	$308

Impairment loss on prepaid licensing fees and intangible assets	$—	$3,202	$3,202

Impairment loss on goodwill	$—	$5,097	$5,097

Interest income	$—	$497	$497

Interest expense	$55	$(50)	$5

Foreign exchange gain (loss)	$6	$(343)	$(337)

Loss (gain) on equity method investments -net	$49,715	$(1,846)	$47,869

Impairment loss on marketable securities and investments	$—	$13,327	$13,327

Depreciation	$—	$1,790	$1,790

Amortization, including intangible assets	$—	$2,251	$2,251

Income tax expense	$(934)	$859	$(75)

Segment assets:
Equity method investments	$—	$7,615	$7,615

Additions to property, plant and equipment	$—	$487	$487

Additions to intangible assets	$—	$1,271	$1,271

Additions to goodwill	$—	$1,049	$1,049

Total assets	$4,757	$126,038	$130,795

The reconciliation of the segment information to GigaMedia’s consolidated information was not included in the above table, as it is provided below in detail.

The reconciliations of segment information to GigaMedia’s consolidated totals are as follows:

(in US$ thousands)	2009	2010	2011
Loss from operations:
Total segments	$(27,177)	$(31,476)	$(15,318)
Adjustment*	(12,884)	(16,220)	(8,794)

Total GigaMedia consolidated	$(40,061)	$(47,696)	$(24,112)

Share-based compensation
Total segments	$1,432	$422	$308
Adjustment*	1,845	2,592	857

Total GigaMedia consolidated	$3,277	$3,014	$1,165

Impairment loss on prepaid licensing fees and intangible assets:
Total segments	$22,999	$2,200	$3,202
Adjustment*	3	—	—

Total GigaMedia consolidated	$23,002	$2,200	$3,202

Impairment loss on property, plant and equipment:
Total segments	$777	$278	$—
Adjustment*	473	—	—

Total GigaMedia consolidated	$1,250	$278	$—

Interest income:
Total segments	$371	$521	$497
Adjustment*	61	435	270

Total GigaMedia consolidated	$432	$956	$767

Interest expense:
Total segments	$—	$60	$5
Adjustment*	390	310	421

Total GigaMedia consolidated	$390	$370	$426

Gain on sales of marketable securities:
Total segments	$—	$—	$—
Adjustments*	—	—	6,299

Total GigaMedia consolidated	$—	$—	$6,299

Foreign exchange gain (loss):
Total segments	$407	$62	$(337)
Adjustments*	(239)	(668)	(89)

Total GigaMedia consolidated	$168	$(606)	$(426)

(in US$ thousands)	2009	2010	2011
Impairment loss on marketable securities and investments:
Total segments	$13,719	$4,677	$13,327
Adjustment*	2,024	—	—

Total GigaMedia consolidated	$15,743	$4,677	$13,327

Depreciation:
Total segments	$3,779	$1,556	$1,790
Adjustments*	579	536	290

Total GigaMedia consolidated	$4,358	$2,092	$2,080

Amortization:
Total segments	$5,147	$2,696	$2,251
Adjustments*	72	83	63

Total GigaMedia consolidated	$5,219	$2,779	$2,314

Income tax expense (benefit):
Total segments	$770	$7,563	$(75)
Adjustments*	(253)	(303)	(170)

Total GigaMedia consolidated	$517	$7,260	$(245)

Additions to property, plant and equipment:
Total segments	$5,660	$2,743	$487
Adjustments**	101	1,041	281

Total GigaMedia consolidated	$5,761	$3,784	$768

Additions to intangible assets:
Total segments	$8,100	$2,312	$1,271
Adjustments**	707	5	3

Total GigaMedia consolidated	$8,807	$2,317	$1,274

Total assets:
Total segments	$257,130	$245,350	$130,795
Adjustment**	3,051	22,239	60,911

Total GigaMedia consolidated	$260,181	$267,589	$191,706

*	Adjustment items include corporate and certain back-office costs and expenses not attributable to any specific segment.
**	Adjustment items include total corporate assets, discontinued operations and eliminations.

Major Customers

No single customer represented 10 percent or more of GigaMedia’s total net revenues in any period presented.

Geographic Information

Revenues by geographic area are attributed by country of the server location. Revenue from unaffiliated customers by geographic region is as follows:

(in US$ thousands)
Geographic region / country	2009	2010	2011
Canada	$112,694	$25,820	$—
Taiwan	24,869	19,449	21,214
PRC	18,318	9,885	27
Hong Kong	3,700	4,026	5,061
Singapore	—	3,702	4,150
Malaysia	—	1,603	2,228
Thailand	—	—	1,447
Others	—	197	268

	$159,581	$64,682	$34,395

Net long-lived assets by geographic region are as follows:

(in US$ thousands)	December 31,
Geographic region / country	2009	2010	2011
Taiwan	$3,642	$3,130	$2,375
PRC	1,920	921	763
Hong Kong	427	213	107
Singapore	—	902	551
Malaysia	—	20	—
Thailand	—	—	380
Other	—	115	112

	$5,989	$5,301	$4,288

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS

NOTE 30. SUBSEQUENT EVENTS

A board meeting of Everest Gaming was held on April 19, 2012 and a €6.4 (US$8.3) million share capital increase was approved. Everest Gaming’s share capital is to be increased from €30,906,760 (US$39,997,674) to €36,724,503 (US$47,526,648) by issuing 5,817,743 Class X shares with a nominal value of €1 each. The total share premium associated with the share capital increase would amount to €582,257 (US$753,522), €0.10 per each new Class X share. The increase of capital is to be fully subscribed by BetClic, the holder of Class X shares, by converting certain receivables it is due from Everest Gaming. The board members agreed to convene an Extraordinary General Meeting on April 30, 2012 to have the share capital increase approved by GigaMedia and BetClic as shareholders of Everest Gaming. Upon the completion of the share capital increase, our shareholding in Everest Gaming will be diluted from 40 percent to 33.66 percent.